As filed with the Securities and Exchange Commission on April 24, 2020

File No. 333-236467

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X] Pre-Effective Amendment No. 2

[ ] Post-Effective Amendment No. ___

SCM Trust

(Exact Name of Registrant as Specified in Charter)

1875 Lawrence Street Suite 300, Denver, CO 80202

(Address of Principal Executive Offices)

(800) 955-9988

(Registrant’s Telephone Number, including Area Code)

Gregory Pusch, CCO
SCM Trust

1875 Lawrence Street, Suite 300

Denver, CO 80202
(Name and Address of Agent for Service)

With copies to:
Peter H. Schwartz, Esq.
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, CO 80202

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Units of beneficial interest

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

An indefinite amount of the Registrant’s securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

ICON Funds

ICON International Equity Fund

5299 DTC Blvd, Suite 1200

Greenwood Village, CO 80111

April 29, 2020

Dear Shareholder:

We wish to provide you with some important information concerning your investment. A Special Meeting of Shareholders of the ICON International Equity Fund (the “Acquired Fund”), a series of ICON Funds trust (“ICON Funds”), has been scheduled for May 20, 2020 (the “Special Meeting”) to consider an Agreement and Plan of Reorganization (the “Plan”) by and among ICON Funds on behalf of the Acquired Fund, SCM Trust on behalf of the Shelton International Select Equity Fund (the “Acquiring Fund,” and together with the Acquired Fund collectively referred to as the “Funds”), an existing series of SCM Trust, and CCM Partners, LP, d/b/a Shelton Capital Management, the advisor to the Acquiring Fund, regarding the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”).

On October 23, 2019 Shelton Capital Management and ICON Advisers, Inc. (“ICON Advisers”) entered into a Transaction Agreement pursuant to which, among other things, it was agreed that that the Acquired Fund would be reorganized into the Acquiring Fund subject to approval by the Board of Trustees of ICON Funds (the “ICON Funds Board”), the Board of Trustees of SCM Trust (the “SCM Trust Board”), and by the shareholders the Acquired Fund. The Transaction Agreement also provides for reorganizations of the other mutual funds within ICON Funds into new series mutual funds of SCM Trust after such reorganizations are approved by the ICON Funds Board, the SCM Trust Board, and the applicable fund shareholders. Those other ICON Funds reorganizations are the subject of a separate combined prospectus/proxy statement.

After careful consideration, the ICON Funds Board, for the reasons discussed in the attached Combined Prospectus/Proxy Statement and based on the recommendations of ICON Advisers and Shelton Capital Management, has unanimously approved the Reorganization of the Acquired Fund into the Acquiring Fund.

The Acquiring Fund is advised by Shelton Capital Management and has the same investment objective, and somewhat similar principal investment strategies, principal investment risks, and investment policies, as the Acquired Fund.

If the Plan is approved by shareholders of the Acquired Fund and other conditions of the Reorganization are satisfied, on June 26, 2020, or such other date as ICON Funds and SCM Trust may mutually agree, all of the assets of the Acquired Fund will be transferred to the Acquiring Fund; the Acquiring Fund will assume all of the liabilities of the Acquired Fund; and each shareholder of the Acquired Fund will receive shares of the class of the Acquiring Fund corresponding to the class of shares of the Acquired Fund owned by such shareholder. The Acquiring Fund shares received by each shareholder of the Acquired Fund will be equal in aggregate net asset value at the time of the Reorganization to the aggregate net asset value of such shareholder’s shares of the corresponding class of the Acquired Fund. Shareholders of Class A and Class C shares of the Acquired Fund will receive Investor Class shares of the Acquiring Fund, and shareholders of Class S shares of the Acquired Fund will receive Institutional Class shares of the Acquiring Fund. The Acquired Fund would then be dissolved.

The Reorganization generally is not expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for U.S. federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization will not be implemented and the ICON Funds Board will consider alternative actions with respect to the Acquired Fund, including potentially approving the liquidation of the Acquired Fund.

The attached Combined Prospectus/Proxy Statement is designed to give you more information about the Reorganization. If you have any questions regarding the Reorganization, please do not hesitate to call the Acquired Fund at (toll-free): (800) 764-0442. If you were a shareholder of record of the Acquired Fund as of the close of business on March 23, 2020, the record date for the Special Meeting, you are entitled to vote on the proposals at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out and signing the enclosed proxy card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. In the alternative, please call the toll-free number on your proxy card to vote by telephone. You should use the enclosed instructions to vote by telephone. You can also vote on the Internet at the website address listed on your proxy card. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of ICON Funds at the address noted in the Combined Prospectus/Proxy Statement or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

The ICON Funds Board believes that the Reorganization of the Acquired Fund is in the best interests of the Acquired Fund and unanimously recommends that shareholders vote “FOR” the proposals.

Sincerely,

Craig T. Callahan
Chairman
ICON Funds

ICON Funds

ICON International Equity Fund

5299 DTC Blvd, Suite 1200

Greenwood Village, CO 80111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on May 20, 2020

To the Shareholders of the ICON International Equity Fund:

NOTICE IS HEREBY GIVEN that the Board of Trustees of ICON Funds (“ICON Funds”) has called a Special Meeting of Shareholders (the “Special Meeting”) of the ICON International Equity Fund (the “Acquired Fund”), a series of ICON Funds, to be held at 11:00 a.m. Mountain time on May 20, 2020, at the offices of ICON Funds, 5299 DTC Blvd, Suite 1200 Greenwood Village, CO 80111. At the Special Meeting, you and the other shareholders of the Acquired Fund will be asked to consider and vote upon the following proposals:

1.	To approve an Agreement and Plan of Reorganization pursuant to which the ICON International Equity Fund, a series of ICON Funds, will be reorganized with and into the Shelton International Select Equity Fund, a series of SCM Trust, and the transactions it contemplates.
2.	To consider and transact such other business as may properly come before the Meeting and any adjournments, postponements or delays thereof, including obtaining votes necessary for a quorum.

Proposal 2 grants authority for the consideration of other business, and specifically to allow the adjournment of the meeting in the event sufficient votes are not received to constitute a quorum. In the event sufficient votes are not received to obtain a quorum, it is anticipated that the meeting will be adjourned until such time as a quorum is obtained. Adjournment of the meeting will only take place under circumstances that are consistent with applicable law.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof. Only holders of record of the shares of beneficial interest in the Acquired Fund as of the close of business on March 23, 2020, will receive notice of the Special Meeting and will be entitled to vote on the proposal at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the proposal are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

By order of the Board of Trustees of ICON Funds,

Sincerely,

Craig T. Callahan
Chairman
ICON Funds

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on May 20, 2020, or any adjournment or postponement thereof. This Notice and Combined Prospectus/Proxy Statement are available on the internet at www.proxyvote.com. On this website, you will be able to access this Notice, the Combined Prospectus/Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote in person at the time and at the address indicated on your proxy card; through the internet, by visiting the website address on your proxy card; or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save the Acquired Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.

QUESTIONS AND ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. The following Questions and Answers provide an overview of the key features of the proposals and of the information contained in this Combined Prospectus/Proxy Statement.

Q. What is this document and why did we send it to you?

A. The attached document is a Combined Prospectus/Proxy Statement to solicit votes from shareholders of the ICON International Equity Fund (the “Acquired Fund”), a series of ICON Funds (“ICON Funds”) at the Special Meeting.

This Combined Prospectus/Proxy Statement is being provided to you by ICON Funds in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization (the “Plan”) by and among ICON Funds, on behalf of the Acquired Fund, SCM Trust, on behalf of the Shelton International Select Equity Fund (the “Acquiring Fund”), and CCM Partners, LP, d/b/a Shelton Capital Management, the advisor to the Acquiring Fund. The Acquired Fund is a series of ICON Funds and the Acquiring Fund is a series of SCM Trust. The Acquired Fund and the Acquiring Fund are sometimes each referred to separately as a “Fund”, and together as the “Funds.” The Funds have the same investment objectives, and somewhat similar principal investment strategies, principal risks, and investment policies. There are some differences, however, and these are described in response to the question “What are the primary differences between the objectives, principal investment strategies and investment restrictions of the Acquired Fund and the Acquiring Fund?” below, and also under “Summary of Investment Objectives, Strategies and Risks” in this Combined Prospectus/Proxy Statement. If approved by shareholders of the Acquired Fund, when the reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”) is completed, Shareholders of Class A and Class C shares of the Acquired Fund will receive Investor Class shares of the Acquiring Fund, and shareholders of Class S shares of the Acquired Fund will receive Institutional Class shares of the Acquiring Fund. The Acquired Fund will be terminated as a series of ICON Funds. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the Reorganization, and a more complete description of the Acquiring Fund.

You are receiving this Combined Prospectus/Proxy Statement because you own shares of the Acquired Fund as of March 23, 2020.

Q. Has the Board of Trustees of the ICON Funds (the “ICON Funds Board”) approved the Reorganization?

A. Yes, the ICON Funds Board has unanimously approved the Reorganization. After careful consideration, the ICON Funds Board determined that the Reorganization is in the best interests of the Acquired Fund’s shareholders and that the Acquired Fund’s existing shareholders’ interests will not be diluted as a result of the Reorganization.

Q. Why is the Reorganization occurring?

A. On October 23, 2019, Shelton Capital Management and ICON Advisers, Inc. (“ICON Advisers”) entered into a Transaction Agreement pursuant to which, among other things, it was agreed that the Acquired Fund would be reorganized into the Acquiring Fund subject to approval by the ICON Funds Board, the Board of Trustees of SCM Trust (the “SCM Trust Board”), and by the shareholders the Acquired Fund. The Transaction Agreement also provides for reorganizations of the other mutual funds within ICON Funds into new series mutual funds of SCM Trust after such reorganizations are approved by the ICON Funds Board, the SCM Trust Board, and the applicable fund shareholders. Those other ICON Funds reorganizations are the subject of a separate prospectus/proxy statement.

The ICON Funds Board, for the reasons discussed in this Combined Prospectus/Proxy Statement and based on the recommendations of ICON Advisers and Shelton Capital Management, approved the Reorganization.

Shelton Capital Management currently advises 13 mutual funds, including the Acquiring Fund. Four of these funds, including the Acquiring Fund, are series of SCM Trust, a proprietary, branded family of funds exclusively containing funds managed by Shelton Capital Management. In recommending that the ICON Funds Board approve the Plan, ICON Advisers and Shelton Capital Management indicated to the ICON Funds Board that they view the reorganization of the Acquired Fund into a similarly managed series of SCM Trust as important to a strategic plan they believe will result in more customized growth and distribution support, thereby resulting in the potential for increased assets and decreased operating expenses over the long term for the combined fund resulting from the Reorganization (the “Combined Fund”). In addition, ICON Advisers and Shelton Capital Management recommended the ICON Funds Board approve the Plan because they believe that the Reorganization will allow Acquired Fund shareholders to: (1) continue to invest in a mutual fund with the same investment objective and somewhat similar principal strategies as the Acquired Fund, and (2) potentially benefit over time from the operating efficiencies and economies of scale that may result from combining the assets of the Acquired Fund with the assets of the Acquiring Fund. The Reorganization is expected to constitute a reorganization within the meaning of Section 368(a) of the Code and the Acquired Fund and its shareholders are not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization except that the Acquired Fund may recognize gain or loss on any “section 1255 contracts.” on any shares of a “passive foreign investment company.” and possibly certain other assets of the Acquired Fund.

Q. How will the Reorganization affect me as a shareholder?

A. Upon the closing of the Reorganization, Acquired Fund shareholders will become shareholders of the Acquiring Fund, which has the same investment objective and somewhat similar principal investment strategies as the Acquired Fund, as described below. Shelton Capital Management serves as the investment advisor to the Acquiring Fund, and information about its international portfolio management team and approach is included in this Combined Prospectus/Proxy Statement. Different service providers provide certain other services (i.e., custody, administrative, transfer agent, distribution and other general support services) to the Acquiring Fund than those used by the Acquired Fund. The Acquiring Fund is a series of SCM Trust, and therefore is overseen by a different board than the Acquired Fund.

Upon the Reorganization, all of the assets and liabilities of the Acquired Fund will be combined with those of the Acquiring Fund. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund equal in aggregate net asset value at the time of the Reorganization to the aggregate net asset value of such shareholder’s shares of the Acquired Fund. An account will be created for each shareholder of the Acquired Fund that will be credited with shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares at the time of the Reorganization, subject to the following: the value of the assets of the Acquired Fund will be determined in accordance with the Acquiring Fund’s valuation procedures (although it is not anticipated that the use of the Acquiring Fund’s valuation procedures will result in a material revaluation of the Acquired Fund’s assets at the time of the Reorganization). The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which Acquired Fund share class you currently own:

Acquired Fund	Acquiring Fund
Class A Shares	Investor Class Shares
Class C Shares	Investor Class Shares
Class S Shares	Institutional Class Shares

The number of Acquiring Fund shares of each class that a shareholder of the Acquired Fund receives will depend on the relative net asset values per share of the applicable class of each Fund immediately prior to the Reorganization. Thus, although the aggregate net asset value in a shareholder’s account will be the same, a shareholder may receive a greater or lesser number of shares of the Acquiring Fund than the number of shares of the Acquired Fund held by the shareholder. No physical share certificates will be issued to shareholders. Because the Acquiring Fund is an existing fund with existing shareholders, as a result of the Reorganization, an Acquired Fund shareholder will hold a smaller percentage of ownership in the Acquiring Fund than such shareholder held in the Acquired Fund prior to the Reorganization.

Q. How will management of the Acquiring Fund differ from the management of the Acquired Fund as a result of the Reorganization?

A. Shelton Capital Management has served as investment advisor to the Acquiring Fund since its inception in July 2017. Mr. Andrew Manton has served as a member of the portfolio management team for the Acquiring Fund since the Fund’s inception. Mr. Manton joined the Shelton Capital Management in July 2016 after serving as a Senior Portfolio Manager at WHV Investments. Prior to his affiliation with WHV Investments, Mr. Manton was a Senior Research Analyst and a member of the Large Cap Global Equities team at Victory Capital Management, and an analyst in both the fundamental Active Equities and Quantitative Strategies groups at Deutsche Asset Management. He has a BS in Finance from the University of Illinois at Chicago and an MBA with a concentration in Quantitative Finance and Accounting from the Tepper School of Business at Carnegie Mellon University. In addition to Mr. Manton, the international portfolio management team includes two experienced investment analysts. The team is based in Shelton Capital Management’s Greenwich, CT office.

Shelton Capital Management is an SEC-registered investment advisor established in 1985 that manages both equity and fixed income mutual funds as well as separately managed accounts, and a private fund. As of February 29, 2020, Shelton Capital Management managed approximately $[2.2] billion in assets, including 13 mutual funds in two trusts.

Q. What are the primary differences between the objectives, principal investment strategies, principal risks and investment restrictions of the Acquired Fund and the Acquiring Fund?

A. The investment objectives of the Funds are effectively the same. The Acquiring Fund seeks to achieve long-term capital appreciation. The Acquired Fund seeks long-term capital appreciation.

The principal investment strategies of the Acquired Fund and the Acquiring Fund are similar in certain respects, including an approach where both are managed to a significant degree using quantitative methods. The Acquiring Fund however uses a corporate lifecycle analysis whereas the Acquired Fund uses an analysis based on equity market themes tied to relative pricing of intrinsic value. Because the Funds focus on international securities, they also have similar principal risks.

Taken as a whole, the Funds have similar investment restrictions, including those which are “fundamental.” Under the Investment Company Act of 1940, as amended (the “1940 Act”), a “fundamental” investment restriction is one that cannot be changed without shareholder approval.

The Acquired Fund has a non-fundamental investment restriction limiting its investments in illiquid securities. Although the Acquiring Fund does not have a corresponding stated investment restriction, the Acquiring Fund’s policy is to limit its investments in illiquid securities to the same extent as the Acquired Fund, as required under the 1940 Act. After the Reorganization, the combined Fund will follow the investment restrictions of the Acquiring Fund.

Q. Will the Reorganization result in new or higher fees for shareholders?

A. The Reorganization is expected to result in significantly lower advisory fee and total annual fund operating expenses for shareholders of the Acquired Fund.

Currently the Acquired Fund pays ICON Advisers an annual investment advisory fee equal to 1.00% of the Acquired Fund’s average daily net assets. ICON Advisers has contractually agreed to limit the total expenses of the Acquired Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.80%, an annual rate for Class C of 2.55% and an annual rate of 1.55% for Class S. This expense limitation may be terminated at any time after January 31, 2021 upon 30 days written notice of termination to the ICON Fund Board. Class A shares pay up to a 5.75% front end sales charge and may pay a deferred sales charge of 1.00%, and are subject to Rule 12b-1 fees for distribution related services of up to 0.25%. Class C shares pay a deferred sales charge of 1.00% and are subject to Rule 12b-1 fees for distribution related services and service fees of up to 1.00%.

The Acquiring Fund pays Shelton Capital Management an annual investment advisory fee equal to 0.74% of the Acquiring Fund’s average daily net assets. If the Reorganization is approved, the fee to be paid to Shelton Capital Management for its services to the combined Fund will continue to be 0.74% of average daily net assets. Further, Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 0.99% and 1.24% until [May 1, 2022]. In addition, the Acquiring Fund’s Investor Class shares are subject to Rule 12b-1 fees for distribution related services of up to 0.25%. Neither class of shares of the Acquiring Fund pay front end or deferred sales charges.

The expected Net Annual Operating Expenses After Expense Reimbursements of the Funds are as follows:

Acquired Fund
Class A	Class C	Class S
1.80%	2.56%	1.55%

Acquiring Fund
Investor Class	Institutional Class
1.25%	1.00%

In addition, Shelton Capital Management believes that over time combining the assets of the Acquired Fund with the assets of the Acquiring Fund may result in operating efficiencies and economies of scale, perhaps further lowering the total annual operating expense ratio as certain fixed fees are spread across a larger asset base. There can be no assurance, however, that such operating efficiencies and economies of scale will be realized.

For more information please see the pro forma Fee Tables in the Combined Prospectus/Proxy Statement.

Q. Will the Board of Trustees and Service Providers Change?

A. ICON Funds and SCM Trust have different boards of trustees. In addition, the Acquired Fund and Acquiring Fund have different arrangements for custody, administration, fund accounting, transfer agency and distribution services (“Third Party Service Arrangements”). If the Reorganization is approved, following the Reorganization the SCM Trust Board will govern the Combined Fund and the Acquiring Fund third party service providers will serve as the Combined Fund’s service providers.

Currently, Third Party Service Arrangements are provided to the Acquired Fund and Acquiring Fund by the following:

	Acquired Fund	Acquiring Fund
Administrators	ICON Fund Advisers, LP	CCM Partners, LP d/b/a Shelton Capital Management
Fund Accounting	ALPS Fund Services, Inc.	Ultimus Fund Solutions
Distributor	ICON Distributors, Inc.	RFS Partners, LP
Transfer Agent	ALPS Fund Services, Inc.	Ultimus Fund Solutions
Independent Registered
Public Accounting Firm	Cohen & Company, Ltd.	Tait, Weller & Baker LLP
Custodian	State Street Bank and Trust Company	U.S. Bank, NA

Q. When will the Reorganization occur?

A. The Reorganization is expected to take effect on or about June 26, 2020, or as soon as possible thereafter.

Q. Who will pay for the Reorganization?

A. Shelton Capital Management will bear the costs relating to the Reorganization as set forth in the Plan, including transfer agent conversion costs up to $75,000 for all Reorganizations in the aggregate. Because it is anticipated that such transfer agent conversion costs will be less than $75,000, it is not anticipated that the Funds will bear any costs relating to the Reorganization.

Q. Will the Reorganization result in any federal tax liability to me?

A. The Reorganization is intended to qualify as a reorganization for U.S. federal income tax purposes and will not take place unless the Acquired Fund and the Acquiring Fund receive an opinion of counsel to the Acquiring Fund to that effect. Assuming the Reorganization so qualifies, Acquired Fund shareholders should not recognize any gain or loss on their exchanges of shares of the Acquired Fund for shares of the Acquiring Fund. The Acquired Fund may recognize gain or loss for federal income tax purposes with respect to certain types of assets, including any “section 1256 contracts,” and any shares of a “passive foreign investment company.” In addition, prior to the Reorganization, each Fund may sell portfolio securities as part of its normal investment decision making process and to meet redemption requests. Any income or gain recognized in connection with assets on which the Acquired Fund recognized gain or loss or such sales of portfolio securities will generally need to be distributed, and such distributions will generally be taxable to the shareholders of the applicable Fund.

The investments held by the Acquired Fund as of December 31, 2019 fall within the investment restrictions and investment guidelines of the Acquiring Fund, and therefore sales of portfolio securities in connection with the Reorganization are not anticipated. Changes in portfolio investments may occur in the ordinary course of investing and in accordance with the Acquired Fund’s investment strategies and limitations, and in light of market developments.

Q. Can I redeem my shares of the Acquired Fund before the Reorganization takes place?

A. Yes. You may redeem your shares at any time before the Reorganization takes place, as set forth in the Acquired Fund’s prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares. If the Reorganization is approved by the shareholders of the Acquired Fund, Class A, Class C and Class S Acquired Fund shares that are held by each shareholder as of June 26, 2020, will be exchanged for a number of full and fractional shares of the corresponding class of the Acquiring Fund equal in aggregate net asset value at the time of the Reorganization to the aggregate net asset value of the Acquired Fund shares held by such shareholder.

Q. Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A. No. Shareholders will not pay any sales load, commission, redemption fee or other similar fee in connection with the Reorganization. Further, the holding periods for redemption fees on the shares of the Acquiring Fund will be calculated to include the original purchase dates of those shares from the Acquired Fund for former Acquired Fund shareholders.

Q. What will happen if shareholders do not approve the Reorganization?

A. If shareholders do not vote to approve the Reorganization, the Reorganization will not occur, and the ICON Funds Board will consider alternative courses of action, including potentially approving the liquidation of the Acquired Fund.

Q. Whom do I contact for further information?

A. You can contact your financial adviser for further information. You may also contact either the Acquired Fund or the Acquiring Fund (toll-free) at 1 (800) 955-9988, or at www.sheltoncap.com.

Q. How do I cast my vote?

A. You may vote by attending the Special Meeting in-person. You may vote according to the instructions provided on your proxy card. You may vote by telephone using the toll free number found on your proxy card. You may also use the enclosed postage-paid envelope to mail your proxy card. You may also vote via the Internet. Please follow the enclosed instructions to use these methods of voting. We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Q. May I revoke my proxy?

A. Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Special Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card at the address indicated on the enclosed envelope provided with this Combined Prospectus/Proxy Statement. Any letter of revocation or later-dated proxy card must be received prior to the Special Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or internet may be revoked at any time before they are voted at the Special Meeting in the same manner that proxies voted by mail may be revoked (i.e., the shareholder may attend the Special Meeting and revoke their vote or submit a letter of revocation any time prior to the Special Meeting, or the shareholder may submit a new vote (in any capacity) to change their vote as only the shareholder’s most recent vote counts).

Q. What does the Board of Trustees recommend?

A. After careful consideration and upon the recommendation of ICON Advisers and Shelton Capital Management, the ICON Funds Board has unanimously approved the Reorganization, and recommends the Shareholders of the Acquired Fund vote “FOR” approval of the proposals.

PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD.

YOUR VOTE IS VERY IMPORTANT

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense in validating your vote if you fail to sign your proxy card properly.

•	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

•	Joint Accounts: Each party must sign the proxy card. Each party should sign exactly as shown in the registration on the proxy card.

•	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration Valid Signature

Corporate Accounts
•	ABC Corp	ABC Corp.
•	ABC Corp.	John Doe, Treasurer
•	ABC Corp	John Doe
c/o John Doe, Treasurer
•	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
•	ABC Trust	Jane B. Doe, Trustee
•	Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

Custodial or Estate Accounts
•	John B. Smith, Cust.	John B. Smith
f/b/o John B. Smith, Jr. UGMA
•	Estate of John B. Smith	John B. Smith, Jr. Executor

COMBINED PROSPECTUS/PROXY STATEMENT

RELATING TO THE ACQUISITION OF ASSETS OF THE

ICON International Equity Fund

a series of ICON Funds

5299 DTC Blvd, Suite 1200

Greenwood Village, CO 80111

BY AND IN EXCHANGE FOR

Investor Class And institutional class SHARES OF THE

Shelton International Select Equity Fund

a series of SCM Trust

1875 Lawrence Street, Suite 300

Denver, CO 80202-1805

1- (800) 955-9988

April 29, 2020

This Combined Prospectus/Proxy Statement is being furnished to shareholders of the ICON International Equity Fund (the “Acquired Fund”), a series of ICON Funds (“ICON Funds”), in connection with the solicitation of proxies by the Board of Trustees of ICON Funds (the “ICON Funds Board”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Acquired Fund, to be held at 11:00 a.m. Mountain time on May 20, 2020, at the offices of ICON Funds, 5299 DTC Blvd, Suite 1200 Greenwood Village, CO. At the Special Meeting, shareholders of the Acquired Fund will be asked to consider and vote upon the following proposals:

1.	To approve an Agreement and Plan of Reorganization pursuant to which the ICON International Equity Fund, a series of ICON Funds, will be reorganized with and into the Shelton International Select Equity Fund, a series of SCM Trust, and the transactions it contemplates.
2.	To vote and otherwise represent the undersigned on any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

The ICON Funds Board and the Board of Trustees of SCM Trust (the “SCM Trust Board”) each believes that the Reorganization is in the best interests of its respective Fund, and that the interests of the respective Fund’s shareholders will not be diluted as a result of the Reorganization. In addition, the ICON Funds Board unanimously recommends that shareholders of the Acquired Fund vote FOR the proposals.

For U.S. federal income tax purposes, the Reorganization is intended to qualify as a “reorganization” for the Funds and their shareholders and is not expected to result in the recognition of taxable gain by shareholders of the Acquired Fund.

The Funds have the same investment objectives, and somewhat similar principal investment strategies, principal risks, and investment policies. There are some differences, however, and these are described under “Summary of Investment Objectives, Strategies and Risks” in this Prospectus/Proxy Statement.

This Combined Prospectus/Proxy Statement sets forth concisely the information about the Acquiring Fund that shareholders of the Acquired Fund should know before investing and should be read and retained by investors for future reference.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Combined Prospectus/Proxy Statement by reference:

•	Reorganization-Related Document: the Statement of Additional Information relating to the Reorganization dated the same date as this Combined Prospectus/Proxy Statement (the “Merger SAI”), filed on February 14, 2020 (File Nos. 333-176060; 811-05617333) (SEC Accession No. 0001398344-20-003619);

•	Acquired Fund Documents: the Prospectus and Statement of Additional Information of the Acquired Fund dated January 24, 2020 (File Nos. 333-14927; 811-7883)( SEC Accession No. 0001387131-20-000496) and the Annual Report of the Acquired Fund dated September 30, 2019, filed on December 4, 2019 (File Nos. 333-14927; 811-7883) (SEC Accession No. 0001387131-19-009337); and

•	Acquiring Fund Documents: the Prospectus and Statement of Additional Information of the Acquiring Fund dated May 1, 2019, as supplemented, filed on April 30, 2019 (File Nos. 333-176060; 811-05617) (SEC Accession No. 0001398344-19-007364), and the Annual Report of the Acquiring Fund dated December 31, 2019, filed March 3, 2020 (File Nos. 333-176060; 811-05617) (SEC Accession No. 0001398344-20-005016).

Copies of these documents are available without charge and can be obtained for the Acquired Fund by writing to ICON Funds at 5299 DTC Blvd, Suite 1200, Greenwood Village, CO 80111 or calling (toll-free) 1-(800)-7640442], and for the Acquiring Fund by writing to the Acquiring Fund c/o Shelton Capital Management, 1875 Lawrence Street, Suite 300, Denver, CO 80202-1805 or by calling (toll free) 1-(800) 955-9988.

Each Fund is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that either Fund will achieve its investment objective.

AS WITH ALL OPEN-END MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

I.	PROPOSAL 1 – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION		7
	A.	Overview	7
	B.	Summary Comparison of Funds and Principal Risks	8
	C.	Comparison Fee Table and Example; Portfolio Turnover	21
	D.	Comparison of Performance	22
	E.	Key Information About the Reorganization	24
		Description of the Shares to be Issued.	24
		Board Considerations.	25
		Federal Income Tax Consequences.	26
		Comparison of Forms of Organization and Shareholder Rights.	27
		Comparison of Valuation Procedures..	27
		Capitalization.	28
		Investment Advisers	29
II.	PROPOSAL 2 -- To vote and otherwise represent the undersigned on any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s)..		30
III.	VOTING INFORMATION AND OTHER MISCELLANEOUS INFORMATION		30
		Miscellaneous Information.	33
		Financial Highlights.	33
APPENDIX A			37

I.	PROPOSAL 1 – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

A.	Overview

On October 23, 2019, CCM Partners, LP, d/b/a Shelton Capital Management and ICON Advisers, Inc. entered into a Transaction Agreement pursuant to which, among other things, it was agreed that that the Acquired Fund would be reorganized into the Acquiring Fund subject to approval by the ICON Funds Board, the SCM Trust Board, and by the shareholders the Acquired Fund.

The Transaction Agreement also provides for reorganizations of the other mutual funds within ICON Funds into new series mutual funds of SCM Trust after such reorganizations are approved by the ICON Funds Board, the SCM Trust Board, and the applicable fund shareholders in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Those other ICON Funds reorganizations are the subject of a separate combined prospectus/proxy statement.

After careful consideration, at meetings held on January 21 and February 7, 2020, the ICON Funds Board, for the reasons discussed later in this Combined Prospectus/Proxy Statement, approved an Agreement and Plan of Reorganization (the “Plan”), a copy of which is attached to this Combined Prospectus/Proxy Statement as Appendix A. Under the Plan, subject to satisfaction of certain closing conditions described below (the “Closing Conditions”), the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the transfer by the Acquiring Fund to the Acquired Fund the number of Investor Class and the number of Institutional Class shares of the Acquiring Fund having an aggregate net asset value to the aggregate net asset value of the Class A and Class C shares (with respect to Investor Class shares), and Class S shares (with respect to Institutional Class shares) of the Acquired Fund, outstanding immediately after the close of business (4:00 p.m. Eastern Time) on June 26, 2020, or such other date as ICON Funds and SCM Trust may mutually agree (the “Closing Date”), subject to the following: the value of the assets of the Acquired Fund will be determined in accordance with the Acquiring Fund’s valuation procedures. (Although it is not anticipated that the use of the Acquiring Fund’s valuation procedures will result in a material revaluation of the Acquired Fund’s assets at the time of the Reorganization, in such event the Acquiring Fund would take appropriate steps to notify shareholders). This will be followed by a distribution by the Acquired Fund to its shareholders of the shares of each class of the Acquiring Fund so that each Acquired Fund shareholder will receive Investor Class or Institutional Class shares of the Acquiring Fund equivalent in value to the Acquired Fund Class A and Class C shares (with respect to Investor Class shares), and Class S shares (with respect to Institutional Class shares), held by such shareholder as of the Closing Date, or such other date as ICON Funds and SCM Trust may mutually agree (the “Effective Time”). The Acquired Fund will then be liquidated and terminated as a series of ICON Funds and the Acquiring Fund will continue as the surviving fund (the transactions described in this paragraph are collectively referred to as the “Reorganization”). The Board of Trustees of SCM Trust (the “SCM Trust Board”) on behalf of the Acquiring Fund, separately approved the Plan at a meeting held on February 5-6, 2020.

As set forth in the Plan, the Reorganization is subject to certain normal and customary closing conditions as described therein. Failure of any of the Closing Conditions may result in the Reorganization not being completed. Such Closing Conditions include that the Acquired Fund and the Acquiring Fund receive an opinion from Davis Graham & Stubbs LLP, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); the Acquiring Fund’s filing on Form N-14 including this Combined Prospectus/Proxy Statement will have been declared effective; all service provider certifications and other certifications as required by the Plan will be executed and delivered; and the requisite shareholder approval will be obtained and other conditions outlined in the Plan will be satisfied.

Shelton Capital Management will be responsible for most costs of the Reorganization as set forth in the Plan. The expenses associated with the Reorganization include costs of printing, costs of mailing the Combined Prospectus/Proxy Statement, the costs of holding the Special Meeting, EDGAR filing fees and legal expenses. It is not anticipated that the Funds will bear any such costs based on the estimates of transfer agency, conversions costs or other costs which would in part be borne by the Funds if certain thresholds were reached.

Shelton Capital Management has served as investment advisor to the Acquired Fund since its inception in July 2017. Mr. Andrew Manton has served as a member of the portfolio management team for the Acquiring Fund since the Fund’s inception. Mr. Manton joined the Shelton Capital Management in July 2016 after serving as a Senior Portfolio Manager at WHV Investments. Prior to his affiliation with WHV Investments, Mr. Manton was a Senior Research Analyst and a member of the Large Cap Global Equities team at Victory Capital Management, and an analyst in both the fundamental Active Equities and Quantitative Strategies groups at Deutsche Asset Management. He has a BS in Finance from the University of Illinois at Chicago and an MBA with a concentration in Quantitative Finance and Accounting from the Tepper School of Business at Carnegie Mellon University acquiring substantially all of the assets of ICON Advisers on January 25, 2019. In addition to Mr. Manton, the international portfolio management team includes two experienced investment analysts. The team is based in Shelton Capital Management’s Greenwich, CT office.

Shelton Capital Management is an SEC-registered investment advisor established in 1985 that manages both equity and fixed income mutual funds as well as separately managed accounts, and a private fund. As of December 31, 2019, Shelton Capital Management managed approximately $2.2 billion in assets.

Shelton Capital Management currently advises 13 mutual funds (other than new funds created for purposes of the ICON transaction). Four of these funds, including the Acquiring Fund, are series of SCM Trust, a proprietary, branded family of funds exclusively containing funds managed by Shelton Capital Management. In connection with the Reorganization and in recommending the ICON Funds Board approve the Plan, ICON Advisers and Shelton Capital Management indicated to the ICON Funds Board that they view the reorganization of the Acquired Fund into a similarly managed series of SCM Trust as important to a strategic plan that they believe will result in more customized growth and distribution support, thereby resulting in the potential for increased assets and decreased operating expenses over the long term. In addition, ICON Advisers and Shelton Capital Management recommended that the ICON Funds Board approve the Plan because they believe that the Reorganization will allow Acquired Fund shareholders to: (1) continue to invest in a mutual fund with a similar investment objective, and somewhat similar principal strategies, as the Acquired Fund; and (2) potentially benefit over time from the operating efficiencies and economies of scale that may result from combining the assets of the Acquired Fund with the assets of the Acquiring Fund. In a mutual fund combination transaction like the Reorganization, the potential for achieving economies of scale results from the greater asset size of the combined Fund, and also from operating within a larger affiliated group of Funds, although there can be no assurance that such economies of scale will be realized. Each Fund bears certain fixed costs that will be spread out over a larger asset base in the combined Fund, therefore reducing the impact on the Funds and potentially reducing the combined Fund’s expense ratio. Each Board has determined that the interests of existing shareholders of its respective Fund will not be diluted as a result of the transactions contemplated by the Reorganization.

As further described in Section E below, the ICON Funds Board believes that the terms of the Reorganization are in the best interests of existing shareholders of the Acquired Fund and that their interests will not be diluted as a result of the proposed Reorganization.

ICON Funds is a multiple series trust managed by ICON Advisers, Inc. ICON Advisers, Inc. serves as the investment sub-adviser using the same portfolio management team as is currently used for each corresponding Acquired Fund. ICON Advisers, Inc. is an SEC-registered investment advisor which as of December 31, 2019 managed approximately $930 million in assets, including the Acquired Fund.

The Acquired Fund and Acquiring Fund have different boards of trustees and different arrangements for custody, administration, fund accounting, transfer agency and distribution services.

B.	Summary Comparison of Funds and Principal Risks

Investment Objectives. The investment objectives of the Funds are essentially the same. The Acquiring Fund seeks to achieve long-term capital appreciation, and the Acquired Fund seeks long-term capital appreciation.

Principal Investment Strategies. The principal investment strategies of the Acquired Fund and the Acquiring Fund are also somewhat similar, including an approach where both are managed to a significant degree using quantitative methods.

Acquired Fund Principal Investment Strategies	Acquiring Fund Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON Advisers believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities. Foreign equity securities refer to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside the United States. This strategy may not be changed unless Fund shareholders are given at least 60 days prior notice.

ICON Advisers believes that equity markets go through themes over time, simply stated, stocks in industries that were market leaders at one time tend to become overpriced relative to intrinsic value, and stocks in industries that were not in favor tend to drop below intrinsic value. The Fund will sell industries ICON believes are overpriced and buy industries we believe are underpriced. The Fund may invest up to 25% of its assets in a single industry. ICON’s combination of industry rotation and bottom-up valuation distinguishes us from other investment managers. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

The Fund primarily invests, under normal market conditions, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in a combination of equity securities of foreign (i.e., non-U.S.) companies with a suitable potential for earnings growth. The Fund invests its assets in equity securities of non-U.S. companies located in countries with developed markets, but may also invest in companies domiciled in emerging markets.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a universe of stocks listed within the MSCI ACWI ex USA index, as well as those in other developed, emerging, and frontier markets with a market capitalization of $2.5 billion or higher. The Advisor anticipates that the percentage of the Fund’s investable universe not included in the MSCI ACWI ex USA index will be approximately 20%. The Fund ordinarily invests in no fewer than three different countries outside the U.S. Under normal market conditions, the Fund will invest at least 40% of its net assets, plus any borrowings for investment purposes, in securities of non-U.S. companies. However, the Fund may invest a lesser amount of its assets in securities of non-U.S. companies when market conditions are not deemed favorable, in which case the Fund would invest at least 30% of its net assets, plus any borrowings for investment purposes, in securities of non-U.S. companies. The Fund will normally invest in the securities of approximately 30 to 50 issuers.

The Fund’s investments in equity securities may include common and preferred stock, convertible preferred stock, warrants and rights. The Advisor implements its investment strategy by first using a proprietary global “life-cycle” screen to narrow the Fund’s investable universe. The Advisor then uses a fundamental, “bottom-up” research selection and disciplined portfolio construction process which is focused on identifying stocks that the Advisor believes have the ability to generate sustainable returns, regardless of sector or country.

The Advisor’s “life-cycle” screen classifies companies according to one of the following five categories:

•     Innovation: Companies characterized as having high level of capital investment and below the cost of capital returns.

•    Expansion: Companies characterized by aggressive investment to compound their high and rising returns, achieving a peak in both growth and cash flow returns.

•    Deceleration: Companies characterized as having very high returns, combined with good, but slowing growth prospects.

•    Maturity: Companies characterized as earning a small positive spread above the cost of capital

•    Distress: Companies characterized as having returns driven down below the cost of capital.

The Advisor’s investment team actively invests across all five categories of the “life-cycle,” building a diversified portfolio of high-growth, high-return, income-oriented and distressed investments. In managing the portfolio, the investment team seeks to balance the portfolio’s risk and return by maximizing stock specific risk (risk from security selection) while at the same time minimizing systematic factor risks (which includes, but is not limited to, sector selection, country selection, currency management).

The Fund may engage in frequent and active trading of securities as a part of its principal investment strategy. The Advisor will sell or reallocate a Fund’s securities if the Advisor believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available. The team strives to preserve capital as part of its investment process.

 In conjunction with the life-cycle screen, the investment team seeks to invest in businesses it believes are on the whole beneficial to the society. Such companies are considered to offer products and services that improve the lives of their customers, and of people in the communities in which they operate, and to exhibit responsible management practices. These practices may include dealings with customers, suppliers, employees, and the environment.

The principles-based investment component of our investment approach also includes screening out businesses that do not respect the value, freedom, and equality of all people or that contribute to harmful or addictive behavior such as alcohol, tobacco, gaming, gambling, certain media, and some pharmaceutical companies that do not display responsible distribution practices. There is no guarantee that the investment team will be able to successfully screen out all companies that are inconsistent with its ethical standards.

The investments held by the Acquired Fund as of December 31, 2019 fall within the investment restrictions and investment guidelines of the Acquiring Fund, and therefore sales of portfolio securities in connection with the Reorganization are not anticipated. Changes in portfolio investments may occur in the ordinary course of investing and in accordance with the Acquired Fund’s investment strategies and limitations, and in light of market developments.

Principal Investment Risks. Because the Funds have somewhat similar principal investment strategies and both invest in international securities, they also have similar principal investment risks, which are set forth in the table below.

Acquired Fund Principal Investment Risks	Acquiring Fund Principal Investment Risks
Foreign Investment Risk. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid and more volatile than U.S. stock markets.	Non-U.S. investment risk. Securities of non-U.S. issuers (including ADRs and other securities that represent interests in a non-U.S. issuer’s securities) may be less liquid, more volatile, and harder to value than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market instability, or unfavorable government action in their local jurisdictions or economic sanctions or other restrictions imposed by U.S. or foreign regulators. There may be less information publicly available about non-U.S. issuers and their securities and those issuers may be subject to lower levels of government regulation and oversight. These risks may be higher when investing in emerging market issuers. Certain of these elevated risks may also apply to securities of U.S. issuers with significant non-U.S. operations.
Industry and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broad categories called sectors. The Fund may overweight industries within various sectors and may invest up to 25% of the Fund’s total assets in a single industry. The fact that the Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to political, economic, business or other developments that affect those industries or sectors. This overweighting means the Fund may be less diverse and more volatile than its benchmark.

Portfolio Turnover Risk. Active trading generates transaction costs which, in turn, can affect performance. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, affect the Fund’s performance.

Portfolio Turnover Risk: The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.

Regional Focus. At times, the Fund might increase the relative emphasis of its investments in a particular region of the world. Stocks of issuers in a region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that region more than others. If the Fund has a greater emphasis on investments in a particular region, it may be subject to greater risks from adverse events that occur in that region than a Fund that invests in a different region or that is more geographically diversified. Political, social or economic disruptions in the region may adversely affect the values of the Fund’s holdings.
Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may offer greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

SmallCap Stock Risk. The risk that stocks of smaller capitalization companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

MidCap Stock Risk. The risk that stocks of relatively smaller capitalization within the midcap range of companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Relatively smaller capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may be less stable than the governments of more developed countries. Countries in the emerging markets generally have less developed securities markets or exchanges, and less developed legal and accounting systems, reduced availability of public information, and lack of uniform financial reporting and regulatory practices, which in turn may adversely impact the Fund’s ability to calculate accurately the intrinsic value of the securities. Securities of emerging or developing market companies may be less liquid and more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative and higher risk.

Emerging Markets Risk. Emerging market securities may present issuer, market, currency, liquidity, volatility, valuation, legal, political, and other risks different from, and potentially greater than, the risks of investing in securities of issuers in more developed market

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Market Exposure Risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions. The Fund invests in stock markets primarily outside the U.S. As with any investment whose performance is linked to these markets, the value of an investment in the Fund will change. During a declining stock market, investment in this Fund would lose money.

Equity Risk. Equity securities can be volatile and may decline in value because of changes in the actual or perceived financial condition of their issuers or other events affecting their issuers. The Fund’s target index may, at times, become focused in stocks of a particular sector, category or group of companies, which could cause Fund to underperform the overall stock market.

Non-U.S. currency risk. Non-U.S. currencies may decline relative to the U.S. dollar, which reduces the unhedged value of securities denominated in or otherwise exposed to those currencies. Shelton Capital Management may not be able to determine accurately the extent to which a security or its issuer is exposed to currency risk.

Valuation Risk: The risk that the Fund has valued certain of its securities at a higher price than it can sell them. Some or all of the securities held by the Fund may be valued using “fair value” techniques, rather than market quotations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sales or closing prices.
Economic and Political Risks. These effects may be short-term by causing a change in the global markets that is corrected in a year or less, or they may have long-term impacts which may cause changes in the markets that may last for many years. In any given country, some factors may affect changes in one sector of the economy or one stock, but don’t have an impact on the overall market. The particular sector of the economy or the individual stock may be affected for a short or long-term.
Ethical Investment Risk. In avoiding investments that are inconsistent with the Fund’s principles based screening approach, which may preclude an otherwise attractive investment opportunity, the Fund may not achieve the same level of performance as it would have without the application of the screening process.
Manager Risk. Shelton Capital Management’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. Shelton Capital Management may not make timely purchases or sales of securities for the Fund.

Taken as a whole, the Funds have similar investment restrictions, including those which are “fundamental.” Under the 1940 Act, a “fundamental” investment restriction is one that cannot be changed without shareholder approval. In addition, the Acquired Fund has a non-fundamental investment restriction limiting its investments in illiquid securities. Although the Acquiring Fund does not have a corresponding stated investment restriction, the Acquiring Fund’s policy is to limit its investments in illiquid securities to the same extent as the Acquired Fund, as required under the 1940 Act.

Comparison of Distribution and Purchase and Redemption Procedures

ICON Distributors, Inc. is the distributor (also known as the principal underwriter) of the shares of the Acquired Fund and is located at 5299 DTC Blvd, Suite 1200, Greenwood Village, CO. ICON Distributors, Inc. is a registered broker-dealer and is a member of FINRA.

RFS Partners, LP, located at 1875 Lawrence Street, Suite 300, Denver, CO 80202-1805, serves as the principal underwriter and distributor for the shares of the Acquiring Fund pursuant to an underwriting agreement with the SCM Trust. RFS Partners, LP is registered as a broker-dealer and is a member of FINRA.

A comparison of distribution and purchase and redemption policies and procedures as described in the respective prospectuses of the Acquired Fund and the Acquiring Fund is set forth in the following table. References to “Funds” are to the Acquired Fund plus other ICON Funds series, or to the Acquiring Fund plus other SCM Trust series.

	Acquired Fund	Acquiring Fund
Distribution and Service Plan (Rule 12b-1)

The ICON Funds have adopted a distribution plan under Investment Company Act Rule 12b-1 that allows the Funds to pay distribution and service fees for the sale of Class A and Class C shares and for other shareholder services. Because the fees are paid out of a class’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Servicing Agents may receive these fees from the Funds in exchange for providing a number of shareholder services, such as:

• placing your orders;

• providing investment advice, research and other advisory services;

• handling correspondence for individual accounts; and

• issuing shareholder statements and reports.

SCM Trust has adopted a Share Marketing Plan (the “12b-1 Plan”) with respect to the Investor Class pursuant to Rule 12b-1 under the Investment Company Act. Under the 12b-1 Plan, the Acquiring Fund pays distribution fees to the Fund’s distributor at an annual rate of 0.25% of the Fund’s aggregate average daily net assets attributable to its Investor Class shares, to reimburse the distributor for its expenses in connection with the promotion and distribution of the Investor Class shares. The 12b-1 Plan provides that the Acquiring Fund’s distributor may use the distribution fees received from the Investor Class shares of the Fund covered by the 12b-1 Plan only to pay for the distribution expenses of that Class. respect to marketing and promotional activities that the Trust may, from time to time, deem advisable. Because distribution (12b-1) fees are paid out of fund assets on an ongoing basis, 12b-1 fees will, over time, increase the cost of your investment in a fund and may cost you more than other types of sales charges.
Sub-Transfer Agency and Shareholder Service Fee	ALPS Fund Services, Inc. provides shareholder and transfer agent services to the Funds. Registered broker-dealers, investment advisers, third-party administrators of tax-qualified retirement plans, and other entities (“Servicing Agents”) may also provide shareholder services, recordkeeping and/or administrative services to certain accounts. ICON may pay a sub-transfer agent fee to these Servicing Agents for these services. The Funds may reimburse ICON for all or a portion of these fees. Servicing Agents receiving such fees may also receive 12b-1 fees.	The Trust has adopted a Shareholder Services Plan (the “Services Plan”) with respect to Investor Class shares. Shelton Capital Management serves as the service provider under the Services Plan and, as such, receives any fees paid by the Acquiring Fund pursuant to the Services Plan. Under the Services Plan, the covered shares of the Fund will pay a continuing service fee to Shelton Capital Management, the Fund’s distributor or other service providers, in an amount, computed and prorated on a daily basis, equal to 0.25% per annum of the average daily net assets of the covered shares of the Fund. Such amounts are compensation for providing certain services to clients owning those shares of the Fund, including personal services such as processing purchase and redemption transactions, assisting in change of address requests and similar administrative details, and providing other information and assistance with respect to a Fund, including responding to shareholder inquiries.

Classes of Shares

The ICON International Equity Fund currently offers Class A, Class C, and Class S shares.

Class S shares of the Funds are available to all eligible investors including, without limitation, individual investors, institutional investors, a 401(k), 403(b) or 457(b) plan or the custodian for such a plan and investment representatives or their clients purchasing shares through fee-based investment products or accounts.

ICON Advisers reserves the right, in its sole discretion, to reimburse certain expenses of Class S shareholders who have or make a significant investment in the Funds. The reimbursement will not be paid by the Funds. An individual investor transacting in Class S shares on a brokerage platform may be required to pay a commission to a broker. ICON reserves the right to change or waive the investment criteria for Class S shares.

Using a Financial Intermediary

Class A shares must be purchased by or through a financial intermediary. If you purchase shares through a financial adviser or broker, they may impose policies, limitations and fees which are in addition to or different from those described in this Prospectus. Please read your financial intermediary’s program materials carefully. The investor will be required to provide current broker/dealer information upon purchase.

How to Buy Shares – Initial Purchase. Make your check payable to the name of the Fund in which you are investing and mail it with the application to the transfer agent of the Funds, Ultimus Fund Solutions, at the address indicated below. Please note the minimum initial investments previously listed. SCM Trust C/O Ultimus Fund Solutions 4221 North 203rd Street, Suite 100, Elkhorn, NE 68020. You may also forward your check (and application, for new accounts) to the Fund’s offices, which will in turn forward your check (and application, for new accounts) on your behalf to the Funds’ agent for processing. You will receive the share price next determined after your check has been received by the agent. Please note that this means that the shares will be purchased at the next calculated price after receipt by the agent, which is typically the next business day following receipt at the Fund’s offices. The Fund’s office is located at the following address: SCM Trust 1875 Lawrence Street, Suite 300, Denver, CO 80202-1805. You also may buy shares of the Fund through selected securities brokers. Your broker is responsible for the transmission of your order to Ultimus Fund Solutions, the Fund’s transfer agent, and may charge you a fee. You will generally receive the share price next determined after your order is placed with your broker, in accordance with your broker’s agreed upon procedures with the Fund. Your broker can advise you of specific details.

Purchasing Additional Shares. Make your check payable to the Fund in which you are investing, write your account number on the check, and mail your check with the deposit slip from your most recent statement to the address printed on your account statement. There is a $100 minimum for subsequent investments. After setting up your online account, you may obtain a history of transactions for your account(s) by accessing our website at www.sheltoncap.com.

Automatic Investment Plan. Using the Funds’ Automatic Investment Plan, or AIP, you may arrange to make additional purchases automatically by electronic funds transfer (“EFT”) from your checking or savings account. Your bank must be a member of the Automated Clearing House. You can terminate the program with ten days’ written notice. There is no fee to participate in this program, however, a service fee of $25.00 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds, or if prior to notifying the Funds in writing or by telephone to terminate the plan, you close your bank account or take other action in any manner that prevents withdrawal of the funds from the designated checking or savings account. Investors may enroll on our website or by calling the Fund and obtaining a paper form. The share prices of the Fund are subject to fluctuations. Before undertaking any plan for systematic investment, you should keep in mind that such a program does not assure a profit or protect against a loss. We reserve the right to suspend the offering of shares of any Fund for a period of time and to reject any specific purchase order in whole or in part. The Fund does not send individual transaction confirmations to individuals participating in an automatic investment plan. You will receive a quarterly statement of all transactions occurring during the most recent calendar quarter.

Minimum Investments

Minimum Initial Investments

To open a Fund account, please enclose a check payable to “ICON Funds” for:

•    $1,000 minimum per Fund

•    No minimum if you begin an Automatic Investment Plan

Class S shares may require a separate application and have different investment procedures. For significant investments, contact ICON Advisers at 1-800-828-4881 or at www.iconfunds.com.

Minimum Additional Investments

•     In general, $100 per Fund for additional investments In general, $100 per Fund for Automatic Investment Plan payments

The minimum initial investment in Investor Class shares is $500 for accounts with an Automatic Investment Plan and $1,000 for all other accounts, with a minimum subsequent investment of $500 for accounts with an Automatic Investment Plan and $1,000 for all other accounts.

The minimum initial investment in Institutional Class shares is $500,000 for all accounts, with a minimum subsequent investment of $1,500 for accounts with an Automatic Investment Plan and $2,500 for all other accounts.

In connection with the Reorganization, any minimum investment amounts applicable to initial investments in the Acquiring Fund shall be waived with respect to the Acquired Fund shareholders’ initial receipt of Acquiring Fund shares as part of the Reorganization.

Share Purchases

The price you pay for a share of a Fund and the price you receive upon selling, redeeming, or exchanging a share of a Fund is called the net asset value (“NAV”). NAV per share of each share class is calculated by dividing the total net assets of each class by the total number of the class’ shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4 p.m. Eastern time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or trading is restricted.

Foreign securities may trade in their local markets on days the NYSE is closed. Foreign transactions and changes in the value of the Funds’ securities holdings on such days may affect the value of the Funds’ shares on days when you will not be able to purchase, exchange or redeem shares.

The Funds use pricing services to determine the market value of the securities in their portfolios. Foreign securities traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Funds’ Board to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The Funds use the market value of securities as of the close of regular trading on the NYSE to value the other equity securities held in the Funds’ portfolios. If a market quotation is not readily available or is unreliable, the security is valued at fair value as determined in good faith by the Funds’ Valuation Committee pursuant to procedures approved by the Board. These situations may include instances where an event occurs that materially affects the value of a security at a time when the security is not trading or when the securities are illiquid. The valuation assigned to fair valued securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. The fair value procedures may not always better represent the price at which a Fund could sell the fair valued security and may not always result in a more accurate NAV. While fair value pricing cannot eliminate the possibility of short-term trading, we believe it helps protect the interests of long-term shareholders in the Funds.

The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon a Fund’s investment performance. If a Fund invests in another investment company, the Fund’s net asset value is based in part on the net asset value of the other investment companies in which the Fund invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

Your purchase, exchange, or redemption of Fund shares will be priced at the next NAV calculated after your request is received in good order by the Funds’ transfer agent or other Fund agents.

ICON Distributors, Inc. (the “Distributor”) may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the NYSE (normally, 4 p.m. Eastern time on each day that the NYSE is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary receives such orders; and such orders will be priced using that Fund’s net asset value next computed after the orders are placed with such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, except in extraordinary events, no later than 9 a.m. Eastern time following the day that such purchase or redemption orders are received by the broker or intermediary.

The share price (net asset value per share or NAV) for a Fund is normally calculated as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. ET, each day that the NYSE is open for business. The NAV is calculated by dividing Fund net assets (i.e. total assets minus total liabilities) by the number of shares outstanding. For purposes of determining the NAV, security transactions are normally recorded one business day after the trade date. If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would normally be open for business, or if the NYSE has an unscheduled early closing, the Funds reserve the right to accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day. If a Fund’s authorized agent receives your request in good order (as described below) before the time as of which a Fund prices its shares (generally the normally scheduled close of trading on the NYSE, at 4 p.m. ET), your transactions will be priced at that day’s NAV. If your request is received after such time, it will be priced at the next business day’s NAV. A Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. Some securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Funds do not calculate their NAVs. This could cause the value of a Fund’s portfolio investments to be affected by trading on days when you cannot buy or sell shares.

Redemption Information	Minimum redemption — $100. Phone redemption is not available on retirement accounts and certain other accounts. The maximum amount that can be redeemed by phone is $50,000 per social security number per day. There is no limit on the amount redeemed and no signature guarantee required with a written request to send the proceeds to the address or bank of record.

You may redeem all or a portion of your shares on any business day that the Funds are open for business. Your shares will be redeemed at the net asset value next calculated (after the close of the NYSE which is 4 PM Eastern Time) after the Fund’s agent has received your redemption request in good order.

The Trust is committed to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the applicable Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemption-in-Kind: In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming. Such payments-in -kind might be made, for example, in case of stressed market conditions, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of that Fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute such Fund's net asset value. Should a Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash. However, a Fund could be practically limited in its ability to redeem shares in-kind due to logistical or other issues. Redemption Methods Available: Generally, a Fund expects to pay redemption proceeds in cash. To do so, a Fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. These methods may be used during both normal and stressed market conditions.

THE FUNDS AND SHELTON RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING: • To automatically redeem your shares if your account balance falls below the minimum balance due to the sale of shares.

•    To modify or terminate the exchange privilege on 60 days’ written notice.

•     To refuse any purchase or exchange purchase order.

•     To change or waive a Fund’s minimum investment amount.

•     To suspend the right to redeem shares, and delay sending proceeds, during times when trading on the principal markets for the Funds are restricted or halted, or otherwise as permitted by the SEC. • To withdraw or suspend any part of the offering made by this Prospectus.

•     To automatically redeem your shares if you fail to provide all required enrollment information and documentation.

Purchasing Shares by Exchange	Not applicable	You must meet the minimum investment requirement of the Fund into which you are exchanging. You can only exchange between accounts with identical account registrations. Same day exchanges are accepted until market close, normally 4:00 p.m. Eastern Time.
Limitations on Purchase

The Funds require you to maintain a minimum of $1,000 per account unless you are investing under an Automatic Investment Plan. If at any time, due to redemptions or exchanges, or upon the termination of an Automatic Investment Plan, the total value of your account falls below this minimum, we may close your account and mail the proceeds to the address of record.

We will decide whether to close an account based on our determination of what is best for the Funds. We will give you at least 60 days written notice informing you that your account will be closed so that you may make an additional investment to bring the account up to the required minimum balance. We reserve the right to:

•    reject any investment or exchange

•    cancel any purchase due to nonpayment or insufficient investor information

•    modify the conditions of purchase or sale at any time

•    waive or lower investment minimums or requirements

•    limit the amount that may be purchased

•    close or freeze an account if a shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds

•     suspend the offering of shares

In order to make your order effective, we must have your order in good form as described below. Please note a Fund and Shelton reserve the right to reject any purchase. Your purchase will be processed at the net asset value next calculated after your order has been received by the Fund’s agent. You will begin to earn dividends as of the first business day following the day of your purchase. All your purchases must be made in U.S. dollars, and checks must be drawn on banks located in the United States. We reserve the right to limit the number of investment checks processed at one time. If a check does not clear, we will cancel your purchase. You will be liable for any losses and fees incurred in connection with a check that does not clear for any reason, including insufficient funds. When you purchase by check redemption proceeds will not be sent until we are satisfied that the investment has been collected (confirmation of clearance may take up to 15 days). Payments by check or other negotiable bank deposit will normally be effective within 2 business days for checks drawn on a member of the Federal Reserve System and longer for most other checks. You can wire federal funds from your bank or broker, which may charge you a fee. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by the Funds’ transfer agent or the Funds.

THE FUNDS AND SHELTON RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING: • To automatically redeem your shares if your account balance falls below the minimum balance due to the sale of shares. • To modify or terminate the exchange privilege on 60 days written notice. • To refuse any purchase or exchange purchase order. • To change or waive a Fund’s minimum investment amount. • To suspend the right to redeem shares, and delay sending proceeds, during times when trading on the principal markets for the Funds are restricted or halted, or otherwise as permitted by the SEC. • To withdraw or suspend any part of the offering made by this Prospectus. • To automatically redeem your shares if you fail to provide all required enrollment information and documentation.
Execution of Requests	The Acquired Fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received in good order by ICON Funds. In unusual circumstances, the Acquired Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities law.	The Acquiring Fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received in good order by SCM Trust. In unusual circumstances, the Acquiring Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities law.
Frequent Trading/ Redemption Fees

While the Funds provide shareholders with daily liquidity, they are intended to be long-term investments and are not designed for investors who engage in short-term trading, market timing or other abusive trading practices. Short-term trading, market timing or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of Fund shares may:

• Cause a Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;

• Force a Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;

• Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets move in and out;

• Dilute the value of Fund shares held by long-term shareholders.

Although ICON will not knowingly permit investors to excessively trade the Funds in a manner to harm fund shareholders, ICON cannot guarantee that it will be able to identify and restrict all abusive trading in the Funds. ICON has agreements to obtain relevant data for shareholder transactions received through financial intermediaries. Although ICON receives underlying account data, ICON cannot always know or reasonably detect excessive short-term trading through these intermediaries or through the use of omnibus accounts by these intermediaries. In an attempt to minimize harm to the Funds and their shareholders, ICON reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that ICON believes are made on behalf of excessive short-term traders.

Funds that invest in overseas markets may be subject to the risk of certain investors using a strategy known as time- zone arbitrage that attempts to take advantage of time zone differences in various countries. Time-zone arbitrage is a form of market timing. The Board has adopted and ICON has implemented the following tools designed to discourage short-term trading in the Funds, including time-zone arbitrage:

The Funds have adopted policies and procedures designed to discourage short-term trading. Although market-timing can take place in many forms, the Funds generally define a market-timing account as an account that habitually redeems or exchanges Fund shares in an effort to profit from short-term movements in the price of securities held by the Funds. The Funds seek to eliminate such purchases and have taken steps that it believes to be reasonable to discourage such activity. The Funds’ frequent trading policies and procedures seek to identify frequent trading by monitoring purchase and redemption activities in each Fund over certain periodic intervals and above certain dollar thresholds. The policies include communicating with relevant shareholders or financial intermediaries, and placing restrictions on share transactions, when deemed appropriate by the Fund. The Fund reserves the right to reject any purchase order. While the Funds make efforts to identify and restrict frequent trading that could impact the management of a Fund, the Funds receive purchase and sales orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts by those intermediaries. If a shareholder, in the opinion of a Fund, continues to attempt to use the Fund for market-timing strategies after being notified by the Fund or its agent, the account(s) of that shareholder may be closed to new purchases and exchange privileges may be suspended. Additionally, if any transaction is deemed to have the potential to adversely impact a Fund, the Fund has certain rights listed and detailed later in this prospectus. The application of the Funds’ excessive trading policies involves judgments that are inherently subjective and involve some selectivity in their application. The Funds, however, seek to make judgments that are consistent with the interests of the Funds’ shareholders. No matter how the Funds define excessive trading, other purchases and sales of Fund shares may have adverse effects on the management of a Fund’s portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying excessive trading and the volume of Fund shareholder transactions, there can be no guarantee that the Funds will be able to identify violations of the excessive trading policy or to reduce or eliminate all detrimental effects of excessive trading. The restrictions above may not apply to shares held in omnibus accounts for which the Funds do not receive sufficient transactional detail to enforce such restrictions.

• Shareholder trade activity monitoring;

• Trading guidelines; and

• Specific use of fair value pricing, including daily fair value of foreign securities outside of the Western Hemisphere.

Although these tools are designed to discourage abusive short-term trading, none of these tools alone, nor all of them taken together, eliminates the possibility that abusive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments, which are inherently subjective. ICON seeks to make these judgments to the best of its abilities in a manner it believes is consistent with shareholder interests. For purposes of applying these tools, ICON may consider an investor’s trading history in the Funds, and accounts under common ownership, influence or control. ICON may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

The Board has determined not to adopt a short-term redemption fee to discourage or address the potential costs of excessive frequent purchases and redemptions. Frequent purchases and redemptions of a Fund’s shares may result in additional costs that are borne by a Fund. The Board believes the current monitoring and actions taken against abusive short-term trading mitigates additional harm to the Funds.

Trade Activity Monitoring. ICON and its agents monitor selected trades based on a shareholder’s trading activity and history in an effort to detect abusive short-term trading activities. If as a result of this monitoring ICON believes that a shareholder has engaged in abusive short-term trading, ICON may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

ICON believes it has the ability to monitor trades that are placed by underlying shareholders of omnibus accounts maintained by trading platforms, brokers, retirement plan accounts, and certain fee-based programs. If ICON identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If ICON is not satisfied that the intermediary has taken appropriate action, ICON may terminate the intermediary’s ability to transact in Fund shares. However, the ability to receive and analyze such information is limited and may inhibit ICON from eliminating the possibility of abusive short-term trading.

Trading Guidelines

If a Fund, ICON, or one of its agents determines, in its sole discretion, that a shareholder’s short-term trading activity is excessive or abusive (for example — as a guideline a purchase and sale within a 45-day period), the Fund or ICON may, in its discretion, reject additional purchase and exchange orders, regardless of whether or not such shareholder exceeds such guidelines. A Fund or ICON may and frequently has permitted exceptions to these guidelines for accounts that can demonstrate they are following a bona fide long-term investment strategy such as sector or industry rotation.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part. Transactions accepted by your financial intermediary in violation of our short-term trading policy are not deemed accepted by the Funds and may be cancelled or revoked by the financial intermediary. ICON may also suspend or terminate your exchange privileges if you engage in an excessive pattern of exchanges. ICON also reserves the right to delay delivery of redemption proceeds for up to seven days, or to honor certain redemptions with securities, rather than cash.

Dividends and Distributions

Dividends and Other Distributions. The Funds intend to distribute all or a portion of any net investment income and net capital gains, if any, generally on an annual basis each December. From time to time, the Funds may make additional distributions.

You have the option to reinvest income dividends and capital gain distributions in shares of the distributing Fund or to receive either or both of these types of distributions in cash. The payment method for net short-term capital gain distributions is the same as you elect for dividends. All of your dividends and capital gain distributions with respect to the Funds will be reinvested in additional shares of the Funds unless you provide us with a written request to receive your payments in cash ($10 minimum check amount). The Funds will automatically reinvest all dividends under $10 in additional shares of the Funds. If you have elected to receive your dividends or capital gain distributions from a Fund in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all of the account’s subsequent distributions in shares of that Fund. No interest will accrue on amounts represented by uncashed distribution checks.

Dividends. Any investment in the Funds typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because your situation may be different, it is important that you consult your tax advisor about the tax implications of your investment in any of the Funds. As a shareholder, you are entitled to your share of the dividends your Fund earns. All SCM Trust Funds distribute substantially all of their dividends quarterly with the exception of Shelton International Select Equity which distributes annually. Shareholders of record on the second to last business day of the quarter will receive the dividends. Shareholders of record on the second to last business day of the month will receive the dividends. Capital gains are generally paid on the last day of November, to shareholders of record on the second to last business day of November of 30 each year. At the beginning of each year, shareholders are provided with information detailing the tax status of any dividend the Funds have paid during the previous year. After every distribution, the value of a Fund share drops by the amount of the distribution. If you purchase shares of one of the Funds before the record date of a distribution and elect to have distributions paid to you in cash, you will pay the full price for the shares and then receive some portion of that price back in the form of a taxable distribution. This is sometimes referred to as buying a dividend.

All dividends and distributions will be reinvested in Acquired Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Acquired Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

Shareholders will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Acquired Fund, whether paid in cash or reinvested in additional shares. If you sell Acquired Fund shares, it is generally considered a taxable event. If you exchange shares of the Acquired Fund for shares of another fund, the exchange will be treated as a sale of the Acquired Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than “qualified dividend income,” and distributions of net short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions from the Acquired Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Acquired Fund shares.

Since the Acquired Fund’s income is derived primarily from sources that do not pay dividends, it is not expected that a substantial portion of the dividends paid by the Fund will qualify either for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to non-corporate shareholders on “qualified dividend income.”

Taxation of Fund Distributions. For U.S. federal income tax purposes, shareholders of a Fund are generally subject to taxation based on the underlying character of the income and gain recognized by the Fund and distributed to the shareholders. Distributions of net capital gains that are properly designated by a Fund as capital gain dividends (“capital gain dividends”) will be taxable to shareholders as long-term capital gains. Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. Certain distributions from a Fund may be “qualified dividend income;’ which will be taxed to individuals and other non-corporate shareholders at favorable rates so long as certain holding period and other requirements are met. Corporate shareholders may be able to take a dividends-received deduction for a portion of the dividends they receive from a Fund, to the extent such dividends are received by the Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends. A Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year, or from transactions in so-called “section 1256 contracts,” which may generate both short-term and long-term capital gains distributions. A Fund may realize short-term capital gains from the sale of investments that the Fund owned for one year or less or from transactions in section 1256 contracts. A Fund may realize ordinary income from foreign currency gains, from interest on indebtedness owned by the Fund, and from other sources. The term “Section 1256 contract” refers to regulated future contracts, foreign currency contracts, non-equity options, debt options, dealer equity options, and certain other options. Distributions of a Fund’s earnings are taxable whether a shareholder receives them in cash or reinvests them in additional shares. A dividend or distribution made shortly after a shareholder purchases shares of a Fund will be taxable even though such distribution is in effect a return of capital. An investor can avoid this result by investing after a Fund has paid a dividend.

Taxes. Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash. All distributions of net investment income from the Funds, such as dividends and interest on investments, are taxable to you as ordinary income. Certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate.

In addition, the Funds realize capital gains and losses when they sell securities for more or less than they paid. If a Fund’s total gains on such sales exceed its total losses thereon (including losses carried forward from prior years), the Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long the Fund held the security that gave rise to the gains. The Funds’ distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

You may also realize capital gains or losses when you redeem or exchange a Fund’s shares at more or less than you originally paid. Because everyone’s tax situation is unique, we encourage you to consult your tax professional about federal, state and local tax consequences.

Unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Acquired Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

Taxes. This discussion only addresses the U.S. federal income tax consequences of an investment in a Fund for U.S. persons and does not address any foreign tax consequences or, except where specifically noted, any state or local tax consequences. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents; (ii) U.S. corporations; (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. This discussion does not address issues of significance to U.S. persons in special situations such as (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial) or through foreign accounts, (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax. If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Non-U.S. persons that are considering the purchase of shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in a Fund. Each Fund intends to meet all requirements under Subchapter M of the Code necessary to qualify for treatment as a “regulated investment company” (RIC) and thus does not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Funds also intend to meet certain distribution requirements such that the Fund is not subject to U.S. federal income tax in general. This discussion assumes that the Funds will qualify under Subchapter M of the Code as RICs and will satisfy such distribution requirements. There can be no guarantee that this assumption will be correct. Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Fund.
Additional Compensation to Financial Intermediaries

The Distributor and ICON Advisers, at their own expense, currently provide additional compensation to selected financial firms for services. A financial firm is a firm that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ICON Advisers currently make additional payments or provide other incentives to selected financial classes of shares, sales Charge and distribution arrangements in an effort to obtain, among other things, services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ICON Funds, providing the ICON Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ICON Funds on the financial firms’ preferred or recommended fund list, granting the Distributor or ICON Advisers access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars, conferences or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms including sales, assets and redemption rates, and the length of and quality of the financial firms’ relationship with the ICON Funds. The additional payments described above are made at the Distributor’s or ICON Advisers’ expense, as applicable.

Representatives of the Distributor and ICON Advisers visit financial firms on a regular basis to educate financial advisers about the ICON Funds and to encourage the sale of ICON Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals.

If investment advisers, distributors or affiliates of mutual funds make payments (including, without limitation, sub- transfer agency fees, platform fees and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ICON Funds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial adviser.

You may purchase or sell Fund shares through a financial intermediary, which may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Financial intermediaries may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. In addition, a broker may charge a commission to its customers on transactions in Fund shares, provided the broker acts solely on an agency basis for its customer and does not receive any distribution-related payment in connection with the transaction. Shareholders who are customers of financial intermediaries or participants in programs serviced by them should contact the financial intermediaries for additional information. A financial intermediary may be the shareholder of record of your shares. The Funds, Shelton Capital Management, Ultimus Fund Solutions, and each of their respective directors, trustees, officers, employees, and agents are not responsible for the failure of any financial intermediary to carry out its obligations to its customers. Shelton Capital Management, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to financial intermediaries who sell shares of the Funds. Such payments and compensation are in addition to service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to financial intermediaries for the inclusion of the Funds on the sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

Comparison of Investment Restrictions and Limitations. Taken as a whole, the Funds have similar investment restrictions, including those which are “fundamental.” Under the 1940 Act, a “fundamental” investment restriction is one that cannot be changed without shareholder approval. The Acquired Fund has adopted a non-fundamental investment restriction limiting its investments in illiquid securities. Although the Acquiring Fund does not have a corresponding stated investment restriction, the Acquiring Fund’s policy is to limit its investments in illiquid securities to the same extent as the Acquired Fund, as required under the 1940 Act. Set forth below is a summary of these restrictions. After the Reorganization, the combined Fund will follow the investment restrictions of the Acquiring Fund.

Acquired Fund	Acquiring Fund
Fundamental Investment Restrictions	Fundamental and Non-Fundamental Investment Restrictions

The Acquired Fund has adopted certain investment restrictions as fundamental policies. These restrictions cannot be changed without approval by the holders of a Majority of the outstanding voting securities of the Fund.

The Acquired Fund may not:

1.    Issue any senior security, except as permitted under the 1940 Act.

2.   Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets.

3.    Act as an underwriter of securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities or investments in other investment companies.

4.   Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities or companies which invest in real estate).

5.   Engage in the purchase or sale of commodities or commodity contracts, except that the Funds may invest in financial and currency futures contracts and related options for bona fide hedging purposes and to provide exposure while attempting to reduce transaction costs.

6.    Lend its assets, except that purchases of debt securities in furtherance of the Fund’s investment objectives will not constitute lending of assets, and except that the Fund may lend portfolio securities with an aggregate market value of not more than one-third of the Fund’s net assets.

7.    Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry).

8.   With respect to 75% of the Fund’s total assets, the Fund may not purchase the securities of any issuer (other than the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer.

The following lists the non-fundamental investment restrictions applicable to the Acquiring Fund. These restrictions can be changed by the SCM Trust Board without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder, but the change will only be effective after notice is given to shareholders of the Acquiring Fund.

The Acquiring Fund may not:

Purchase securities of any one issuer if, as a result, more than 5% of the Fund’s total assets would be invested in securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer, except that (a) up to 25% of the Fund’s total assets may be invested without regard to this limitation; and (b) this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government obligations”) or to securities issued by other investment companies. Repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations.

1.   Invest 25% or more of the value of the Fund’s assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies.

2.   Issue senior securities or borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, and then not in excess of 33-1/3% of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a when issued, delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of asset.

3.   Pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by the Fund are not deemed to be pledges or hypothecations).

In applying the limitations on investments in an industry, the Funds use industry classifications based, where applicable, on information published by Standard & Poor’s, FactSet Research Systems, Inc., Bloomberg L.P. and Bridge Information Systems, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by ICON in the exercise of its reasonable discretion.

4.   Underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security.

5.   Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts.

6.   Purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

7.   Make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

8.   Engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short “against the box” and (b) maintain short positions in connection with the use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

9.   Purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Non-fundamental Investment Restrictions

The following investment restrictions are non-fundamental and may be changed by the Board of Trustees without a shareholder vote:

The Acquired Fund may not:

1.   Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in forward contracts, futures contracts (including those related to indices), options on future contracts or indices, and other financial instruments, and to the extent necessary to effect foreign currency transactions.

2.   Sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in options, futures contracts, forward contracts, foreign currency, and other financial instruments.

3.   Invest in companies for the purpose of exercising control of management.

4.   Hypothecate, pledge, or mortgage any of its assets, except to secure loans as a temporary measure for extraordinary purposes and except as may be required to collateralize letters of credit to secure state surety bonds.

5.   Invest more than 15% of its net assets in illiquid securities.

6.   Invest in oil, gas or other mineral leases.

C. Comparison Fee Table and Example; Portfolio Turnover

Fee Table. The management fee, shareholder fees (fees paid directly from your investment) and annual fund operating expenses (expenses that are deducted from fund assets) of each Fund are described in the table below, and, as shown, the net annual fund operating expenses of the Combined Fund (after waivers) are expected to be the same as the current net annual fund operating expenses (after waivers) for the Acquired Fund.

The following table shows the comparative fees and expenses of the Acquired Fund and the Acquiring Fund for the 12-month period ended December 31, 2019. The table also reflects the pro forma fees for the combined Acquiring Fund after giving effect to the Reorganization as if the Reorganization had occurred on December 31, 2019 (adjusted for current fees). Pro forma expense levels should not be considered an actual representation of future expenses or performance. Pro forma levels project anticipated expense levels but actual expenses may be greater or less than those shown.

	ICON International Equity Fund Acquired Fund– Class A (Current)	ICON International Equity Fund Acquired Fund– Class C (Current)	Shelton International Select Equity Fund Acquiring Fund – Investor Class (Current)	Shelton International Select Equity Fund Acquiring Fund – Investor Class (Pro Forma Combined)
Class (Pro Forma Combined)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	1.00%*	1.00%	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management fees	1.00%	1.00%	0.74%	0.74%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.25%	0.25%
Other expenses	1.89%	2.09%	0.39%	0.43%
Acquired fund fees and expenses	0.01%	0.01%	0.00%	0.00%
Total annual fund operating expenses	3.15%	4.10%	1.38%	1.42%
Less: Fee waivers and/or expense reimbursements[1,2]	(1.34)%	(1.53)%	(0.12)%	(0.17)%
Total net annual fund operating expenses (after waivers and reimbursements)[3]	1.81%	2.57%	1.26%	1.25%

*	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.
[1]	During the year ended September 30, 2019, ICON Advisers reimbursed $19,945 and $19,691 of Class A and C expenses, respectively. At September 30, 2019, ICON Advisers was reimbursing expenses for Class A and C.
[2]	ICON Advisers has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.80% and an annual rate for Class C of 2.55%. This expense limitation may be terminated at any time after January 31, 2021 upon 30 days written notice of termination to the ICON Funds Board.
[3]	Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Acquiring Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) for Investor Class shares exceed 1.24% until May 20, 2021. This agreement may only be terminated with the approval of the SCM Trust Board. Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the SCM Trust Board.

	ICON International Equity Fund Acquired Fund– Class S (Current)	Shelton International Select Equity Fund Acquiring Fund – Institutional Class (Current)	Shelton International Select Equity Fund Acquiring Fund – Institutional Class (Pro Forma Combined)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	None	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management fees	1.00%	0.74%	0.74%
Distribution and/or service (12b-1) fees	0.00%	0.00%	0.00%
Other expenses	0.64%	0.38%	0.43%
Acquired fund fees and expenses	0.01%	0.00%	0.00%
Total annual fund operating expenses	1.65%	1.12%	1.17%
Less: Fee waivers and/or expense reimbursements	(0.09)%	(0.11)%	(0.17)%
Total net annual fund operating expenses (after waivers and reimbursements)[3]	1.56%	1.01%	1.00%

[1]	During the year ended September 30, 2019, ICON Advisers reimbursed $29,351 of Class S expenses. At September 30, 2019, ICON Advisers was reimbursing expenses for Class S.
[2]	ICON Advisers has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class S of 1.55%. This expense limitation may be terminated at any time after January 31, 2021 upon 30 days written notice of termination to the ICON Funds Board.
[3]	Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Acquiring Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) for Institutional Class shares exceed 0.99% until May 20, 2021. This agreement may only be terminated with the approval of the SCM Trust Board. Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the SCM Trust Board.

Expense Example

The following example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in each Fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same, including with respect to the fee waiver/expense reimbursement arrangements discussed in the table above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	Share Class	1 Year	3 Years	5 Years	10 Years
Acquired Fund	Class A	$748	$1,372	$2,019	$3,742
Acquired Fund	Class C	$360	$1,107	$1,969	$4,192
Acquiring Fund	Investor Class	$128	$425	$744	$1,647
Acquiring Fund Pro Forma Combined	Investor Class	$127	$433	$760	$1,687

Acquired Fund	Class S	$159	$511	$888	$1,945
Acquiring Fund	Institutional Class	$103	$345	$606	$1,353
Acquiring Fund Pro Forma Combined	Institutional Class	$102	$355	$627	$1,405

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year (ended September 30, 2019, for the Acquired Fund and December 31, 2019, for the Acquiring Fund), each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Acquired Fund	40%
Acquiring Fund	49%

The Combined Fund is expected to experience relatively lower portfolio turnover comparable to that of the Acquired Fund, which reflects the investment strategies and approach of the current portfolio management team of both Funds.

D. Comparison of Performance

Acquired Fund

Annual total returns for the Institutional Class shares of the Acquired Fund as of December 31, 2019, were as follows for each year shown.

The bar chart and table below provide some indication of the risks of investing in the Acquired Fund by showing changes in the Acquired Fund’s performance from year to year and by showing how the average annual total returns of the Acquired Fund compare with the average annual total returns of a broad-based market index. Updated performance information is available at the Acquired Fund’s website, www.sheltoncap.com, or by calling the Acquired Fund at 1-(800) 955-9988. The Acquired Fund’s past performance, before and after taxes, is not necessarily an indication of how the Acquired Fund will perform in the future.

ICON International Equity Fund

During the period of time shown in the bar chart, the Acquired Fund’s highest quarterly return was 17.89% for the quarter ended March 31, 2012. The worst performance was (23.91)% for the quarter ended September 30, 2011.

The table below shows the average annual total return of the Acquired Fund as of December 31, 2019, compared with the performance of a broad-based market index.

Average Annual Total Returns for the periods ended December 31, 2019

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Acquired Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and after-tax returns for classes other than Institutional Class will vary from returns shown for Institutional Class.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Acquiring Fund

Annual total returns for the Institutional Class shares of the Acquiring Fund as of December 31, 2019, were as follows for each year shown.

The bar chart and table below provide some indication of the risks of investing in the Acquiring Fund by showing changes in the Acquiring Fund’s performance from year to year and by showing how the average annual total returns of the Acquiring Fund compare with the average annual total returns of a broad-based market index. Updated performance information is available at the Acquiring Fund’s website, www.nsinvestfunds.com, or by calling the Acquiring Fund at 1-(800) 955-9988. The Acquiring Fund’s past performance, before and after taxes, is not necessarily an indication of how the Acquiring Fund will perform in the future.

Shelton International Select Equity Fund

ICON International Equity Fund	Inception Date	1 Year	5 Years	10 Years	Since Inception
Class S	2/18/97
Return Before Taxes		14.13%	1.45%	1.00%	4.26%
Return After Taxes or Distributions		13.36%	1.30%	0.89%	3.44%
Return After Taxes or Distributions and Sale of Fund Shares		8.36%	1.10%	0.78%	3.35%
MSCI ACWI ex-U.S. (reflects no deduction for fees, expenses, or taxes)		22.13%	6.01%	5.45%	5.71%
Class A	5/31/06	7.43%	-0.02%	0.08%	-0.59%
MSCI ACWI ex-U.S. (reflects no deduction for fees, expenses, or taxes)		22.13%	6.01%	5.45%	4.38%
Class C	2/19/04	11.91%	0.39%	-0.09%	1.65%
MSCI ACWI ex-U.S. (reflects no deduction for fees, expenses, or taxes)		22.13%	6.01%	5.45%	6.31%

During the period of time shown in the bar chart, the Acquiring Fund’s highest quarterly return was 12.29% for the quarter ended March 31, 2019. The worst performance was (13.32)% for the quarter ended December 31, 2018.

The table below shows the average annual return of the Acquiring Fund as of December 31, 2019, compared with the performance of a broad-based market index.

Average Annual Total Returns for the periods ended December 31, 2019

	One Year	Three Year	Since Inception (7/18/16)
Institutional Class Shares
Return Before Taxes	22.53%	12.91%	11.20%
Return After Taxes on Distributions	21.59%	11.70%	10.00%
Return After Taxes on Distributions and Sale of Fund Shares	17.27%	9.69%	8.33%
Investor Class Shares
Return Before Taxes	22.25%	12.62%	10.94%
MSCI ACWI Ex USA (NET) Index (reflects no deduction for fees, expenses or taxes)	21.51%	9.87%	9.22%
S&P/Citigroup Value Index (reflects no deduction for fees, expenses or taxes)	31.91%	11.47%	12.13%

After-tax returns are based on the highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown. If you own shares of the Acquiring Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

Please remember that past performance (both before and after taxes) is no guarantee of the results the Funds may achieve in the future. Future returns may be higher or lower than the returns achieved in the past.

E. Key Information About the Reorganization

The following is a summary of key information concerning the proposed Reorganization. Please also refer to the Plan, which is attached to this Combined Prospectus/Proxy Statement as Appendix A and which includes more detailed information about the Reorganization.

Description of the Agreement and Plan of Reorganization. At the Special Meeting, the shareholders of the Acquired Fund will be asked to approve the Plan to reorganize the Acquired Fund into the Acquiring Fund. Shareholders of the Acquired Fund will receive Investor Class or Institutional Class shares of the Acquiring Fund corresponding to the share class they own in the Acquired Fund. If the Plan is approved by the shareholders of the Acquired Fund and the Reorganization is completed, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) a number of full and fractional shares of Investor Class and Institutional Class shares of the Acquiring Fund with an aggregate net asset value per class equal to the aggregate net asset value of the corresponding class of shares of the Acquired Fund as of the close of business on the closing day of the Reorganization (the “Closing”) and (ii) the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities. Immediately thereafter, the Acquired Fund will distribute the Investor Class and Institutional Class shares of the Acquiring Fund received in exchange for the Acquired Fund’s Class A and Class C shares (with respect to Investor Class shares), and Class S shares (with respect to Institutional Class shares), to its shareholders in proportion, on a class-by-class basis, to the relative net asset value of their holdings of the corresponding class of shares of the Acquired Fund, by instructing SCM Trust’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts in complete liquidation of the Acquired Fund. The expenses associated with the Reorganization will not be borne by the Acquired Fund. Certificates evidencing Acquiring Fund shares will not be issued to the Acquired Fund’s shareholders.

In the Reorganization, the value of the Acquired Fund’s assets to be acquired by the Acquiring Fund shall be the value of such assets as of the Closing using the Acquiring Fund’s valuation procedures, and as set forth in the Acquiring Fund’s then-current Prospectus and SAI, or such other valuation procedures as shall be mutually agreed upon by the Funds (the “Valuation Procedures”). At the time of the Reorganization, the NAV of the Acquired Fund shares shall be computed as of the Closing in accordance with the Valuation Procedures. Although there may be differences in the valuation procedures for the Acquired Fund and the Acquiring Fund, the Funds have agreed in the Plan to work together to eliminate any material differences prior to the Reorganization.

The holding period for the Acquired Fund’s shares will carry over to the Acquiring Fund shares received by shareholders in the Reorganization for purposes of determining the application of any applicable redemption fees. Upon completion of the Reorganization, each shareholder of the Acquired Fund will own a number of full and fractional shares of Investor Class or Institutional Class shares of the Acquiring Fund equal in aggregate value to the aggregate value of such shareholder’s shares of the corresponding class of the Acquired Fund at the time of the exchange.

Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares at the NAV next determined after receipt by the Acquired Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund and the transfer books of the Acquired Fund will be permanently closed. If the Reorganization is completed, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current NAV. Shareholders of the Acquired Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the Acquired Fund and the receipt of a legal opinion from counsel to SCM Trust with respect to certain tax issues. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on June 26, 2020, or such other date agreed to by ICON Funds and SCM Trust.

Shelton Capital Management will bear the costs relating to the Reorganization as set forth in the Plan, including transfer agent conversion costs up to $75,000 for all Reorganizations in the aggregate. Because it is anticipated that such transfer agent conversion costs will be less than $75,000, it is not anticipated that the Funds will bear any costs relating to the Reorganization. The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund, notwithstanding approval of the Plan by the Acquired Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Plan to the detriment of such shareholders without their further approval. In addition, the Plan may be terminated at any time prior to the Closing by the ICON Funds Board or the SCM Trust Board if, among other reasons, the ICON Funds Board or the SCM Trust Board determines that the Reorganization is not in the best interest of its shareholders.

Description of the Shares to be Issued. Full and fractional Investor Class and Institutional Class shares of the Acquiring Fund will be issued to shareholders of the Acquired Fund in exchange for their corresponding class of Acquired Fund shares, in accordance with the procedures under the Plan as described above. The Declaration of Trust of SCM Trust permits the SCM Trust Board to issue an unlimited number of shares of beneficial interest of each series within SCM Trust with no par value per share. The Acquiring Fund’s Investor Class shares are subject to Rule 12b-1 fees for distribution related services of up to 0.25%. Neither class of shares of the Acquiring Fund pay front end or deferred sales charges.

The Acquired Fund is a series of ICON Funds which, as of the Closing Date, will consist of Class A shares, Class C shares and Class S shares. Class A shares pay up to a 5.75% front end sales charge and may pay a deferred sales charge of 1.00%, and are subject to Rule 12b-1 fees for distribution related services of up to 0.25%. Class C shares pay a deferred sales charge of 1.00% and are subject to Rule 12b-1 fees for distribution related services and service fees of up to 1.00%.

Each share of beneficial interest of each Fund has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund’s net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. The shares of either Fund do not entitle the holder thereof to preference, preemptive, appraisal, conversion or exchange rights, except as either the SCM Trust Board or the ICON Funds Board may determine with respect to its respective Fund. Shares of either Fund do not have cumulative voting rights and therefore holders of at least 50% of a Fund’s shares voting for trustees can elect all trustees and the remaining shareholders would not be able to elect any trustees. The Board of either SCM Trust or ICON Funds (each a “Trust” and collectively, the “Trusts”) may classify or reclassify any unissued shares of these respective Trusts into shares of any series within the applicable Trust by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Any such classification or reclassification will comply with the provisions of applicable securities laws. Shareholders of each Fund vote as a fund to change, among other things, a fundamental policy of such Fund and to approve the Fund’s investment management contracts. Like the Acquired Fund, the Acquiring Fund is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the SCM Trust Board, it is necessary or desirable to submit matters for a shareholder vote.

Board Considerations. At numerous meetings held between August 2019 and February 2020, the ICON Funds Board as a whole or the Independent Trustees (collectively, the “Board Meetings”), discussed and evaluated, among other things, the Reorganization, the Plan and Shelton Capital Management, to assist in it determining whether the Reorganization, including the Plan, is in the best interests of the Acquired Fund’s shareholders. At the Board Meetings and throughout the consideration process, the ICON Funds Board, including in each case a majority of the ICON Funds Board who are not “interested persons” (as defined in the 1940 Act), was advised by its independent legal counsel and special counsel.

At the Board Meetings and throughout the consideration process, the ICON Funds Board considered information provided by ICON Advisers (the Acquired Fund’s investment advisor) and Shelton Capital Management (the Acquiring Fund’s investment advisor), and communicated with senior representatives of ICON Funds and SCM Trust regarding such matters as personnel, operations and financial condition. In particular, ICON Advisers and Shelton Capital Management indicated to the ICON Funds Board that they view the reorganization of the Acquired Fund into a similarly managed series of SCM Trust as important to a strategic plan that they believe will result in stronger growth and a more customized distribution support, thereby resulting in the potential for increased assets and decreased operating expenses over the long term. In addition, ICON Advisers and Shelton Capital Management recommended that the ICON Funds Board approve the Plan because they believe that the Reorganization will allow Acquired Fund shareholders to: (1) continue to invest in a mutual fund with a similar investment objective, and somewhat similar principal investment strategies, as the Acquired Fund; and (2) potentially benefit over time from the operating efficiencies and economies of scale that may result from combining the assets of the Acquired Fund with the assets of the Acquiring Fund. The ICON Funds Board reviewed detailed information regarding the proposed Reorganization from the point of view of the interests of the Acquired Fund and its shareholders.

In recommending the proposed Reorganization, the ICON Funds Trustees (with the advice and assistance of independent counsel) considered, among other things:

•	current economic conditions, the securities markets and the mutual fund industry;

•	the terms of the Plan, including that the Reorganization is expected to constitute a reorganization within the meaning of Section 368(a) of the Code and the Acquired Fund and its shareholders are not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization;

•	that the Reorganization would provide Acquired Fund shareholders the opportunity to continue to invest in a mutual fund with a similar principal investment objective, and with somewhat similar principal investment strategies, and principal investment risks as the Acquired Fund;

•	information provided by Shelton Capital Management on the qualifications of the investment and operational personnel for the Acquiring Fund and the management of the Acquiring Fund, and that Shelton Capital Management has made assurances that there is not expected to be any diminution in the nature, quality and extent of services provided to the Acquired Fund;

•	the Acquiring Fund’s performance over various periods;

•	that Shelton Capital Management is an experienced provider of investment advisory services to institutional and retail investors, with approximately $1.58 billion in fund assets under management as of December 31, 2019; and approximately $620 million in separately managed accounts assets under management as of December 31, 2019.

•	Shelton Capital Management’s commitment to compliance and risk management;

•	the anticipated likelihood of placing the Acquiring Funds on a common operating platform without interruption of services or any foreseeable short-term or long-term adverse effect on the Funds or their shareholders;

•	the lower advisory fees and overall net expenses of the Combined Fund following the Reorganization, including Shelton Capital Management’s projected expense savings to Acquired Fund shareholders, including the expense caps referenced below;

•	that the Reorganization will not result in the dilution of the Acquired Fund’s shareholders’ interests;

•	that Shelton Capital Management believes that requirements of Section 15(f) of the 1940 Act (which are described below), will be met in respect of the Reorganization;

•	that Shelton Capital Management will bear most costs of the Reorganization as set forth in the Plan;

•	that the Reorganization will be submitted to the shareholders of the Acquired Fund for their approval; and

•	that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Acquired Fund shares before the Reorganization.

In their deliberations, the ICON Funds Board did not identify any particular information that was all-important or controlling, and each ICON Funds Board member attributed different weights to the various factors. After consideration of these and other factors it deemed appropriate, the ICON Funds Board determined that the Reorganization as proposed by ICON Advisers and Shelton Capital Management is in the best interests of the Acquired Fund and would not dilute the interests of the Acquired Fund’s existing shareholders. The ICON Funds Board, including those Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, unanimously approved the Reorganization of the Acquired Fund, subject to approval by its shareholders, and recommended that the shareholders of the Acquired Fund vote in favor of the Reorganization by approving the Plan. The Board noted that if shareholders of the Acquired Fund do not approve the Reorganization, the Acquired Fund would not be reorganized into the Acquiring Fund and the Board would have to consider what alternative steps to take, including potentially approving the liquidation of the Acquired Fund.

Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act provides a non-exclusive “safe harbor” for an investment advisor or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such advisor which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

First, no “unfair burden” may be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment advisor (or predecessor or successor advisor) or any interested person of any such advisor receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). No such compensation arrangements are contemplated and Shelton Capital Management is not aware of any circumstances relating to the Reorganization that might result in the imposition of such an “unfair burden” on the Acquired Fund.

Second, during the three-year period immediately following the transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment advisor or the predecessor investment advisor within the meaning of the 1940 Act. The SCM Trust Board will satisfy this condition at the time of the Reorganization and intends to continue to satisfy this condition for three years following the closings of the Reorganization.

Federal Income Tax Consequences. The following is a summary of certain U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Acquired Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. This summary of U.S. federal income tax consequences is for general information only. Each Fund’s shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, and possible changes in tax law.

It is a condition to the closing of the Reorganization that the Acquired Fund and the Acquiring Fund receive an opinion from Davis Graham & Stubbs LLP, dated as of the Closing Date, to the effect that, among other conclusions described below, the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Davis Graham & Stubbs LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Davis Graham & Stubbs LLP will also rely upon certain representations of the ICON Funds and the SCM Trust and upon customary assumptions, including, among other things, that the Reorganization will be consummated in accordance with the Plan and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court. If the Reorganization does not qualify as a reorganization under the Code, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Acquired Fund that is otherwise subject to federal income tax would recognize taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.

The opinion of Davis Graham & Stubbs LLP, to be rendered as a condition to closing the Reorganization, will be substantially to the effect that:

•	the acquisition by the Acquiring Fund of all of the Assets in exchange solely for the Acquiring Fund Shares and the assumption of the Liabilities by the Acquiring Fund, followed by the distribution of the Acquiring Fund Shares to the Shareholders in exchange for their Acquired Fund Shares in complete liquidation and termination of the Acquired Fund will constitute a reorganization under section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be considered a “party to a reorganization” within the meaning of section 368(b) of the Code;

•	no gain or loss will be recognized by the Acquired Fund on the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund or the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or the distribution of the shares of the Acquiring Fund to the Acquired Fund shareholders in complete liquidation of the Acquired Fund, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) the transfer of any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Acquired Fund, or (2) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

•	the tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same to the Acquiring Fund as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, except that the Acquiring Fund’s tax basis will be increased by any gain recognized by the Acquired Fund in the Reorganization, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets was held by the Acquired Fund, except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period;

•	no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

•	no gain or loss will be recognized by shareholders of the Acquired Fund upon the receipt of the Acquiring Fund shares by such shareholders;

•	the aggregate tax basis of the shares of the Acquiring Fund, including any fractional shares, received by each shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund shares, including fractional shares, to be received by each shareholder of the Acquired Fund will include the period during which the Acquired Fund shares exchanged were held by such shareholder, provided such Acquired Fund Shares are held as capital assets at the time of the Reorganization; and

•	the Acquiring Fund will succeed to the tax attributes of the Acquired Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the regulations thereunder.

No opinion will be expressed as to (1) the effect of the Reorganization on the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code, (2) the effect of the Reorganization on the Acquired Fund or the Acquiring Fund with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction, or (3) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The Acquiring Fund intends to continue to be treated as a regulated investment company as defined in Section 851 of the Code.

Prior to the Closing Date, the Acquired Fund may declare to its shareholders one or more distributions consisting of investment company taxable income (within the meaning of section 852(b)(2) of the Code, computed without regard to the deduction for dividends paid), and/or any undistributed realized net capital gains, including any gains realized from any actual or deemed sales of assets on or prior to the Closing Date, for the avoidance of doubt, after reduction for any available capital loss carryforwards, recognized in periods up to and including the Closing Date. Any such distribution generally would be taxable to shareholders that are subject to tax. The Acquired Fund may also declare to its shareholders one or more distributions consisting of the excess of its tax-exempt interest income over deductions allocable to such income, which distributions are generally expected to be reported as exempt-interest dividends.

Shareholders of the Acquired Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders of the Acquired Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Tax Capital Loss Carryforwards. Federal income tax law generally permits a regulated investment company to carry forward indefinitely net capital losses to offset its capital gains recognized in future years. Presently, the net capital loss carryforwards of the Acquired Fund and the Acquiring Fund from their prior taxable years can be summarized as follows:

Fund	Capital Loss Carryforward
Acquiring Fund	$51,542,368
Acquired Fund	$10,956,716

For the period ending on the Closing Date, each Fund may have net realized capital gains or losses, and as of the Closing Date, a Fund may also have net unrealized capital gains or losses.

The Reorganization may result in a number of additional limitations on the combined Fund’s ability to use realized and unrealized losses of the combining Funds. The discussion below describes the limitations that may apply based on the Funds’ tax attributes and relative net asset values as of December 31, 2019. Since the Reorganization is not expected to close until June 26, 2020, the net current-year realized capital gains and losses and net unrealized capital gains and losses, and the effect of the limitations described herein may change significantly between now and the completion of the Reorganization. Further, the ability of the Acquired Fund and the Acquiring Fund to use capital losses to offset gains (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

First, in the tax year of the combined Fund in which the Reorganization occurs, the combined Fund will be able to use carryforwards of the Acquired Fund’s capital losses (including from the Acquired Fund’s short taxable year ending on the Closing Date), subject to the limitations described in the following paragraphs, to offset only a prorated portion of the combined Fund’s capital gains for such tax year, based on the number of days remaining in the combined Fund’s tax year after the Closing Date.

Second, the Reorganization may result in limitations on the combined Fund’s ability to use capital loss carryforwards of the Acquired Fund, a portion of capital losses recognized by the Acquired Fund in the taxable year that terminates upon the closing of the Reorganization, and, in certain cases, a net unrealized loss inherent in the assets of the Acquired Fund at the time of the Reorganization. This limitation will apply assuming that the Acquired Fund’s shareholders own less than 50% of the combined Fund immediately after the Reorganization. These limitations are imposed on an annual basis. Losses in excess of the limitations may be carried forward, subject to the generally applicable limitations on the carryforward of losses. The aggregate annual limitation described in this paragraph for periods following the Reorganization generally will equal the product of the net asset value of the Acquiring Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at the time of the Reorganization. This limitation may be prorated in the taxable year in which the applicable Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year. Similar limitations would apply to capital loss carryforwards of the Acquiring Fund and, in certain cases, net unrealized losses inherent in the assets of the Acquiring Fund, if the Acquiring Fund were to undergo a change of ownership of more than 50% as a result of the Reorganization and/or other transactions entered into by the Acquiring Fund.

Third, if the Acquired Fund or the Acquiring Fund has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, the combined Fund may not offset that gain, to the extent realized within five years of the Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of pre-Reorganization losses of the Fund with the net unrealized gain) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other Fund. This limitation will generally apply if the Acquiring Fund’s or the Acquired Fund’s unrealized capital gains as of the date of the Reorganization are greater than the lesser of $10,000,000 or 15% of the fair market value of its assets as of the Closing Date.

Fourth, any capital loss carryforwards from prior years, any net current-year capital losses, and, potentially, any unrealized capital losses will benefit the shareholders of the combined Fund, rather than only the shareholders of the combining Fund that incurred the loss.

Even if a particular limitation described above would not be triggered solely by the Reorganization, a limitation may be triggered by the Reorganization together with one or more other transactions entered into by the Acquiring Fund or the Acquired Fund. By reason of the foregoing rules, shareholders of the Acquired Fund that are not generally exempt from federal income taxation may pay more taxes, or pay taxes sooner, than they otherwise would have if the Reorganization did not occur.

Comparison of Forms of Organization and Shareholder Rights. Set forth below is a discussion of the material differences between the Funds and the rights of their shareholders.

Governing Law. The Acquired Fund is a separate series of ICON Funds, which is organized as a Massachusetts business trust. The Acquiring Fund is a separate series of SCM Trust, which also is organized as a Massachusetts business trust. ICON Funds’ operations are governed by its Agreement and Declaration of Trust, By-Laws, applicable state law and Board of Trustees. SCM Trust’s operations are governed by its Agreement and Declaration of Trust, By-Laws, applicable state law and Board of Trustees.

Shareholder Liability. Under Massachusetts law, a shareholder of the Funds could, under certain circumstances, be held personally liable for the obligations of ICON Funds or SCM Trust, as the case may be. There is a remote possibility that in certain circumstances shareholders of one series could be held personally liable for the obligations of a different series. However, this possibility is mitigated by each trust’s governing documents, which essentially provide that no shareholder shall be subject to personal liability in connection with the affairs of the trust, and that the trust shall indemnify any shareholder held liable on account of being or having been a shareholder. The risk of the shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which either Fund would be unable to meet its obligations and insurance purchased for the purposes of protection is used in its entirety.

Board of Trustees. The Reorganization will result in a change in the board because the governing board of ICON Funds is different from the governing board of SCM Trust. The ICON Funds Board has five trustees, one of whom is an “interested person” of ICON Funds. For more information, refer to the Statement of Additional Information of the Acquired Fund dated January 24, 2020, which is incorporated by reference into this Combined Prospectus/Proxy Statement.

The SCM Trust Board has four trustees, one of whom is an “interested person” of SCM Trust. For more information, refer to the Statement of Additional Information of the Acquiring Fund dated May 1, 2019, which is incorporated by reference into this Combined Prospectus/Proxy Statement.

Voting Rights. The rights of each Fund’s shareholders to vote are governed by federal law, Massachusetts state law, and the applicable Declaration of Trust, and the applicable By-laws. As investment companies registered under the 1940 Act, many shareholder voting rights relating to the Funds are governed by federal law. For example, the 1940 Act requires shareholder approval to, among other actions, increase investment advisory fees, increase Rule 12b-1 fees, or change fundamental investment restrictions. With respect to matters that require shareholder approval under the 1940 Act, there are no differences between the voting rights of the Funds’ shareholders. Although differences between the Funds’ organizational documents exist, in practice, it is not expected that the Reorganization will result in any material diminution in shareholder voting rights.

Classes. The Acquired Fund and Acquiring Fund are separate series of ICON Funds and SCM Trust, respectively. The Acquired Fund currently offers three classes of shares: Class A shares, Class C shares and Class S shares. The Acquiring Fund currently offers two classes of shares: Investor Class and Institutional Class. As a result of the Reorganization, shareholders of the Acquired Fund will receive Investor Class or Institutional Class shares of the Acquiring Fund, depending on the shares of the corresponding class of the Acquired Fund held by each shareholder as described elsewhere in this Combined Prospectus/Proxy Statement.

Following the Reorganization, the SCM Trust Board has reserved the right to create and issue additional classes of the Acquiring Fund. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Shares of each series or class generally vote together on fund- or trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of a distribution plan for a particular class.

Comparison of Valuation Procedures. The NAV for each Fund is calculated in the following manner.

The Acquired Fund	The Acquiring Fund

The price you pay for a share of a Fund and the price you receive upon selling, redeeming, or exchanging a share of a Fund is called the net asset value (“NAV”). NAV per share of each share class is calculated by dividing the total net assets of each class by the total number of the class’ shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4 p.m. Eastern time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or trading is restricted. Foreign securities may trade in their local markets on days the NYSE is closed. Foreign transactions and changes in the value of the Funds’ securities holdings on such days may affect the value of the Funds’ shares on days when you will not be able to purchase, exchange or redeem shares.

The Funds use pricing services to determine the market value of the securities in their portfolios. Foreign securities traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Funds’ Board to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The Funds use the market value of securities as of the close of regular trading on the NYSE to value the other equity securities held in the Funds’ portfolios. If a market quotation is not readily available or is unreliable, the security is valued at fair value as determined in good faith by the Funds’ Valuation Committee pursuant to procedures approved by the Board. These situations may include instances where an event occurs that materially affects the value of a security at a time when the security is not trading or when the securities are illiquid. The valuation assigned to fair valued securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. The fair value procedures may not always better represent the price at which a Fund could sell the fair valued security and may not always result in a more accurate NAV. While fair value pricing cannot eliminate the possibility of short-term trading, we believe it helps protect the interests of long-term shareholders in the Funds.

The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon a Fund’s investment performance. If a Fund invests in another investment company, the Fund’s net asset value is based in part on the net asset value of the other investment companies in which the Fund invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

Your purchase, exchange, or redemption of Fund shares will be priced at the next NAV calculated after your request is received in good order by the Funds’ transfer agent or other Fund agents. ICON Distributors, Inc. (the “Distributor”) may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the NYSE (normally, 4 p.m. Eastern time on each day that the NYSE is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary receives such orders; and such orders will be priced using that Fund’s net asset value next computed after the orders are placed with such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, except in extraordinary events, no later than 9 a.m. Eastern time following the day that such purchase or redemption orders are received by the broker or intermediary.

The share price (net asset value per share or NAV) for a Fund is normally calculated as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. ET, each day that the NYSE is open for business. The NAV is calculated by dividing Fund net assets (i.e. total assets minus total liabilities) by the number of shares outstanding. For purposes of determining the NAV, security transactions are normally recorded one business day after the trade date. If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would normally be open for business, or if the NYSE has an unscheduled early closing, the Funds reserve the right to accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day. If a Fund’s authorized agent receives your request in good order (as described below) before the time as of which a Fund prices its shares (generally the normally scheduled close of trading on the NYSE, at 4 p.m. ET), your transactions will be priced at that day’s NAV. If your request is received after such time, it will be priced at the next business day’s NAV. A Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. Some securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Funds do not calculate their NAVs. This could cause the value of a Fund’s portfolio investments to be affected by trading on days when you cannot buy or sell shares. For purposes of calculating the NAV, portfolio holdings for which market quotations are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Other portfolio holdings, such as debt securities, certain preferred stocks, and derivatives traded over the counter, are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are generally valued at the settlement price determined by the relevant exchange and centrally cleared derivatives are generally valued at the price determined by the relevant clearing house. Short term securities with less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon the sale of the securities. If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Funds’ Board of Trustees. The Board of Trustees has appointed Shelton Capital Management to make fair value determinations in accordance with the Funds’ Valuation Policies, subject to Board oversight.

Capitalization. The following table sets forth, as of March 31, 2020, the capitalization of the Acquired Fund and the Acquiring Fund, and the pro forma combined capitalization of the Acquiring Fund assuming the Reorganization has been consummated.

Shelton International Select Equity Fund - Investor Shares (unaudited)
	ICON International Select - Class A Shares	ICON International Select - Class C Shares	Shelton International Select Equity Fund - Investor Shares	Pro Forma Adjustments(a)	Shelton International Select Equity Fund - Investor Shares
Net Assets	$1,294,624	$467,629	$4,450,466	$-	$6,212,719
Shares Outstanding	158,655	65,039	251,714	(124,009)	351,398
Net Asset Value Per Share	$8.16	$7.19	$17.68		$17.68

Shelton International Select Equity Fund - Institutional Shares (unaudited)
	ICON International Select - Class S Shares	Shelton International Select Equity Fund - Institutional Shares	Pro Forma Adjustments(a)	Shelton International Select Equity Fund - Institutional Shares
Net Assets	$19,696,732	$42,502,790	$-	$62,199,522
Shares Outstanding	2,358,890	2,389,772	(1,252,343)	3,496,319
Net Asset Value Per Share	$8.35	$17.79		$17.79

(a)	Reflects adjustment of shares as a result of the reorganization.

Investment Advisers

Acquired Fund Investment Advisor – ICON Advisers, Inc.

ICON Advisers has been registered as an investment adviser since 1991. ICON Advisers’ corporate offices are located at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.

ICON Advisers also serves as investment adviser to mutual fund allocation portfolios invested in the ICON Funds and to separate accounts, including pension and profit-sharing plans, and public retirement systems. As of December 31, 2019, 2020, ICON Advisers had $930 million in total assets under management. Total assets under management include mutual fund assets, assets in mutual fund allocation portfolios that invest in the ICON Funds, institutional accounts, and separately managed accounts.

ICON Advisers receives a management fee for managing each Fund’s investments. For the fiscal year ended September 30, 2019, the Acquired Fund paid an annual management fee equal to 1.00% of each Fund’s average daily net assets.

ICON Advisers also provides administrative services to the ICON Funds. ICON receives an administrative fee from the ICON Funds for these services that is calculated at an average annual rate of 0.050% on the first $1.5 billion of ICON Funds average daily net assets, 0.045% on the next $1.5 billion of such assets, 0.040% on the next $2 billion of such assets and 0.030% on such assets over $5 billion.

A discussion regarding the basis for the ICON Board’s approval of the investment advisory agreement is available in the ICON Funds’ annual report to shareholders for the fiscal year ended September 30, 2019.

ICON Advisers has contractually agreed to limit the total expenses of the Acquired Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.80%, an annual rate for Class C of 2.55% and an annual rate of 1.55% for Class S. This expense limitation may be terminated at any time after [January 31, 2021] upon 30 days written notice of termination to the ICON Fund Board. ICON Advisers is entitled to recoup from the Acquired Fund any fees reimbursed pursuant to this arrangement if such recoupment does not cause the Acquired Fund to exceed existing expense limitations and the recoupment is made within three years after the expenses were reimbursed or absorbed. As of September 30, 2019, the following amounts were still available for recoupment by ICON Advisers based upon their potential expiration dates:

Expires 2020	Expires 2021	Expires 2022
$41,389	$34,771	$68,987

ICON Advisers does not intend to seek further recoupment of previously reimbursed fees from the Combined Fund following the Reorganization.

Acquired Fund Portfolio Management

The Acquired Fund is managed using ICON Advisers’ valuation model which was developed by Dr. Craig Callahan. Dr. Callahan has been chair of ICON’s Investment Committee since 1991 and served as ICON Advisers’ Chief Investment Officer until January 2005.

Craig T. Callahan, Brian Callahan, and Scott Callahan are the Co-Portfolio Managers of the Fund. Craig T. Callahan, Brian Callahan, and Scott Callahan became Co-Portfolio Managers of the Acquired Fund in May 2019.

Craig Callahan is the company Founder, President and Chairman of the Investment Committee of ICON Advisers, Inc. Dr. Callahan received his doctorate of business administration in finance and statistics from Kent State University in 1979 and a Bachelor of Science degree from Ohio State University in 1973. From 1986 to 2005, he served as ICON’s Chief Investment Officer. He holds the FINRA Series 7, 24, 63, 65 and 66 registrations.

Brian Callahan Joined ICON in 2003 as a Research Analyst. In 2005 he left ICON to pursue his MBA at the Ohio State University. He graduated with his MBA in 2007 and rejoined ICON in 2008 as a Portfolio Manager. From 2008 until January 2011 he managed ICON’s separately managed accounts. From 2011 to 2014 Mr. Callahan was ICON’s Director of Marketing. From 2014 to 2018 Mr. Callahan managed ICON’s strategy based portfolios and tactical allocation portfolios.

Scott Callahan joined ICON in 2005 as a Research Analyst and was promoted to Assistant Portfolio Manager in January 2006. He left ICON in August 2006 to pursue his MBA, which he received from New York University in 2008. Mr. Callahan became a Portfolio Manager in 2008. Mr. Callahan managed two Sector Funds, Healthcare and Information Technology, from 2009 to 2012 and co-managed those Funds in 2013. Mr. Callahan also co-managed the ICON Opportunities Fund from 2012 to 2013, when he left the firm to pursue a PhD in Finance from Rutgers University. Mr. Callahan received a bachelor’s degree in Psychology from the University of Colorado.

Acquiring Fund Investment Advisor – Shelton Capital Management

CCM Partners, LP, d/b/a Shelton Capital Management is a SEC-registered investment advisor organized as a limited partnership on August 1, 1985 under the laws of the State of California with its principal place of business located in Denver, Colorado. Shelton Capital Management provides investment management services to mutual funds, separate accounts and a private fund, and as of December 31, 2019 had approximately $2.2 billion of assets under management.

Subject to the general supervision of the SCM Board, Shelton Capital Management is responsible for managing the Acquiring Fund in accordance with its investment objective and policies. The Acquiring Fund pays Shelton Capital Management an annual investment advisory fee equal to 0.74% of the Acquiring Fund’s average daily net assets. If the Reorganization is approved, the fee to be paid to Shelton Capital Management for its services to the combined Fund will continue to be 0.74% of average daily net assets. Further, Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Acquiring Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 0.99% and 1.24% until May 20, 2021. In addition, the Acquiring Fund’s Investor Class shares are subject to Rule 12b-1 fees for distribution related services of up to 0.25%. Neither class of shares of the Acquiring Fund pay front end or deferred sales charges.

In addition, Shelton Capital Management also serves as the Acquiring Fund’s administrator and is responsible for handling the administrative requirements of the Acquiring Fund. As compensation for these duties, Shelton Capital Management receives fees of 0.10% on the first $500 million in combined assets of the SCM Trust, 0.08% on the next $500 million in combined assets of the SCM Trust, and 0.06% on the SCM Trust combined assets over $1 billion.

A discussion regarding the basis for the SCM Trust Board’s approval of the renewal of the Advisory Agreement for the Acquiring Fund is available in the semi-annual report to shareholders dated June 30, 2019.

Acquiring Fund Portfolio Management

Mr. Andrew Manton has served as a member of the portfolio management team for the Acquiring Fund since the Fund’s inception. Mr. Manton joined the Shelton Capital Management in July 2016 after serving as a Senior Portfolio Manager at WHV Investments. Prior to his affiliation with WHV Investments, Mr. Manton was a Senior Research Analyst and a member of the Large Cap Global Equities team at Victory Capital Management, and an analyst in both the fundamental Active Equities and Quantitative Strategies groups at Deutsche Asset Management. He has a BS in Finance from the University of Illinois at Chicago and an MBA with a concentration in Quantitative Finance and Accounting from the Tepper School of Business at Carnegie Mellon University. In addition to Mr. Manton, the international portfolio management team includes two experienced investment analysts. The team is based in Shelton Capital Management’s Greenwich, CT office.

Other Service Providers

The following chart describes the service providers to the Acquired Fund and the Acquiring Fund:

	Acquired Fund	Acquiring Fund
Administrators	ICON Advisers, Inc.	CCM Partners, d/b/a Shelton Capital
Fund Accounting	ALPS Fund Services, Inc.	Ultimus Fund Solutions
Distributor	ICON Distributors, Inc.	RFS Partners, LP
Transfer Agent	ALPS Fund Services, Inc.	Ultimus Fund Solutions
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Tait, Weller & Baker LLP
Custodian	State Street Bank and Trust Company	U.S. Bank, NA

II.	PROPOSAL 2 -- To vote and otherwise represent the undersigned on any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

By voting in favor of Proposal 2, shareholders are being asked to grant authority for the consideration of other business, and specifically to allow the adjournment of the meeting in the event sufficient votes are not received to constitute a quorum. In the event sufficient votes are not received to obtain a quorum, it is anticipated that the meeting will be adjourned until such time as a quorum is obtained. Adjournment of the meeting will only take place under circumstances that are consistent with applicable law.

III. VOTING INFORMATION AND OTHER MISCELLANEOUS INFORMATION

Control Persons and Principal Holders of Securities. As of March 1, 2020, the Funds’ shareholders of record and/or beneficial owners (to the Funds’ knowledge)1 who owned five percent or more of the Funds’ Investor Class or Institutional Class shares were as follows:

Acquiring Fund
Shareholder Name	Percent of Shares Held of Class
CHARLES SCHWAB & CO INC[1]
Investor Class Shares
29,166.9990	11.76%
Institutional Class Shares
1,944,983.0940	66.78%

Acquiring Fund
Shareholder Name	Percent of Shares Held of Class
TD AMERITRADE INC[1]
Investor Class Shares
Institutional Class Shares
392,169.9830	13.46%

Acquiring Fund
Shareholder Name	Percent of Shares Held of Class
TARLTON PROPERTIES INC[1]
Investor Class Shares
28,282.5290	11.41%
Institutional Class Shares

Acquiring Fund
Shareholder Name	Percent of Shares Held of Class
PRIVATE SHAREHOLDER
Investor Class Shares
21,266.4560	8.58%
Institutional Class Shares

Acquiring Fund
Shareholder Name	Percent of Shares Held of Class
MINA GROUP LLC[1]
Investor Class Shares
18,173.6650	7.33%
Institutional Class Shares

Acquired Fund
Shareholder Name	Percent of Shares Held of Class
AMERICAN INVESTORS CO1
Class A Shares 10,699.029	6.79%
Class C Shares
Class S Shares

Acquired Fund
Shareholder Name	Percent of Shares Held of Class
AMERICAN PORTFOLIOS FINANCIAL[1]
Class A Shares
Class C Shares 11,721.497	17.47%
Class S Shares

Acquired Fund
Shareholder Name	Percent of Shares Held of Class
CAMBRIDGE INVESTMENT RESEARCH, INC.[1]
Class A Shares
Class C Shares 3,599.467	5.37%
Class S Shares

Acquired Fund
Shareholder Name	Percent of Shares Held of Class
CETERA ADVISORS LLC[1]
Class A Shares
Class C Shares 3,993.924	5.95%
Class S Shares

Acquired Fund
Shareholder Name	Percent of Shares Held of Class
CHARLES SCHWAB & CO INC[1]
Class A Shares 29,106.957	18.46%
Class C Shares 6,324.613	9.43%
Class S Shares 486,858.401	20.23%

Acquired Fund
Shareholder Name	Percent of Shares Held of Class
FSC SECURITIES CORPORATION[1]
Class A Shares
Class C Shares 8,587.062	12.80%
Class S Shares

Acquired Fund
Shareholder Name	Percent of Shares Held of Class
MID ATLANTIC CAPITAL CORP[1]
Class A Shares 10,423.889	6.61%
Class C Shares
Class S Shares

Acquired Fund
Shareholder Name	Percent of Shares Held of Class
NATIONAL FINANCIAL SVCS CORP[1]
Class A Shares
Class C Shares
Class S Shares 229,375.823	9.53%

Acquired Fund
Shareholder Name	Percent of Shares Held of Class
PERSHING LLC[1]
Class A Shares 32,495.171	20.61%
Class C Shares
Class S Shares

Acquired Fund
Shareholder Name	Percent of Shares Held of Class
RAYMOND JAMES & ASSOCIATES[1]
Class A Shares
Class C Shares 6,290.904	9.38%
Class S Shares

Acquired Fund
Shareholder Name	Percent of Shares Held of Class
SECURITIES AMERICA, INC[1]
Class A Shares
Class C Shares 7,879.265	11.75%
Class S Shares

Acquired Fund
Shareholder Name	Percent of Shares Held of Class
TRUST COMPANY OF AMERICA[1]
Class A Shares
Class C Shares
Class S Shares 1,502,382.017	62.43%

Acquired Fund
Shareholder Name	Percent of Shares Held of Class
WELLS FARGO CLEARING SERVICES, LLC[1]
Class A Shares 8,673.386	5.50%
Class C Shares
Class S Shares

1	The Funds have no information regarding the beneficial owners of Fund shares through accounts with financial intermediaries.

The following table lists the control persons of the Funds as of February 29, 2020. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.1 Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

Acquiring Fund
Shareholder Name	Percent of Shares Held of Class
Investor Class Shares
Institutional Class Shares

Acquired Fund
Shareholder Name	Percent of Shares Held of Class
Class A Shares
Class C Shares
Class S Shares

1	The Funds have no information regarding the beneficial owners of Fund shares through accounts with financial intermediaries.

As of March 1, 2020, the officers, directors and trustees of the Acquired Fund, as a group, owned of record and beneficially less than 1% of the outstanding voting securities of any class of shares of the Acquired Fund.

As of March 1, 2020, the officers, directors and trustees of the Acquiring Fund, as a group, owned of record and beneficially less than 1% of the outstanding voting securities of any class of shares of the Acquiring Fund.

Multiple Shareholders In A Household. If you are a member of a household in which multiple shareholders of the Acquired Fund share the same address, and the Acquired Fund or your broker or bank (for “street name” accounts) has received consent to household material, then the Acquired Fund or your broker or bank may have sent to your household only one copy of this Combined Prospectus/Proxy Statement, unless the Acquired Fund or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Combined Prospectus/Proxy Statement, the Acquired Fund will deliver promptly a separate copy of this Combined Prospectus/Proxy Statement to you upon written or oral request.

To receive a separate copy of this Combined Prospectus/Proxy Statement, or if you would like to receive a separate copy of future information statements, prospectuses or annual reports, please contact either Fund at 1-(800) 955-9988. On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact Funds at the telephone number stated above.

Voting Information. Acquired Fund shareholders may vote in one of the following ways:

•	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);
•	vote on the Internet at the website address listed on your proxy card;
•	call the toll-free number 800-967-7635 to reach an automated touchtone voting line; or
•	call the toll-free number 800-967-7635 to speak with a live operator Monday through Friday 9:00 AM to 10:00 PM Eastern time.

All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposals.

As of March 23, 2020 (“the Record Date”), there were 2,598,135 total shares of beneficial interest of the Acquired Fund issued and outstanding: 158,711 Class A shares, 65,039 Class C shares, and 2,373,385 Class S shares. There were 2,699,760 total shares of the Acquiring Fund outstanding as of the Record Date: 250,749 Investor Class shares and 2,449,011 Institutional Class shares.

All shareholders of record of the Acquired Fund on the Record Date are entitled to vote at the Special Meeting on the proposals. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Acquired Fund is required for the approval of each proposal. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a fund means the vote of (1) 67% or more of the voting shares of the fund present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the fund, whichever is less.

Thirty-three and one-third percent (33-1/3%) of the shares of the Acquired Fund present in person or represented by proxy and entitled to vote shall constitute a quorum at the Special Meeting. Any lesser number shall be sufficient for adjournments.

If the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the proposals are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal(s). Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the SEC, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

All proxies voted, including abstentions, will be counted toward establishing a quorum. Because each proposal is expected to “affect substantially” a shareholder's rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because each proposal is non-discretionary, ICON Funds does not expect to receive broker non-votes. Assuming the presence of a quorum, abstentions will have the effect of votes against a proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

The Acquired Fund will vote the shares for which it receives timely voting instructions from shareholders in accordance with those instructions. Shares for which the Acquired Fund receives a proxy card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares “FOR” the proposals, including the Reorganization. Shares for which the Acquired Fund receives no timely voting instructions from shareholders will be voted by the Acquired Fund either “FOR” or “AGAINST” the proposals or as an abstention, in the same proportion as the shares for which shareholders have provided voting instructions to the Acquired Fund.

Right to Revoke Proxy. Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to ICON Funds, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the voting instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

Method and Cost of Solicitation. This Proxy Statement is being sent to you in connection with the solicitation of proxies by the ICON Funds Board for use at the Special Meeting. The close of business on March 23, 2020 is the Record Date for determining the shareholders of the Acquired Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. ICON Funds expects that the solicitation of proxies will be primarily by mail and telephone. Shelton Capital Management has retained AST Fund Solutions, Inc. (“AST”), a paid proxy solicitation firm. The agreement with AST provides for the indemnification of AST in certain circumstances and requires AST to keep certain information confidential. AST will manage the solicitation, including printing and mailing solicitation materials, as well as contacting shareholders via telephone. The Acquired Fund will bear the costs of the Special Meeting, including legal costs, and Shelton Capital Management will bear the costs of retaining AST, and other expenses incurred in connection with the solicitation of proxies. It is not anticipated that the Funds will bear any other costs based on the estimates of transfer agency, conversions costs or other costs which would in part be borne by the Funds if certain thresholds were reached.

Interest of Certain Persons in the Transaction. Shelton Capital Management will receive an annual investment advisory fee from the Acquiring Fund based on the Acquiring Fund’s average daily net assets. Shelton Capital Management also serves as the Acquiring Fund’s administrator and receives an annual administrator fee based on the SCM Trust’s assets. As a result of the Reorganization, the Acquiring Fund’s net assets will increase and, as a result, the dollar amount Shelton Capital Management receives for its services to the Acquiring Fund will also increase.

Accounting Survivorship. The Acquiring Fund will be the accounting survivor of the Reorganization.

Miscellaneous Information.

Other Business. The ICON Funds Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

Next Meeting of Shareholders. The Acquired Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Acquired Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Acquired Fund will be held at such time as the ICON Funds Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by ICON Funds at its office at a reasonable time before ICON Funds begins to print and mail its proxy statement, as determined by the ICON Funds Board, to be included in the Acquired Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

Financial Highlights. Set forth below are the financial highlights for the Funds. The financial highlights are intended to help you understand the Funds’ financial performance for the past five fiscal years (or since inception of the Funds if less than five years). The Acquired Fund’s fiscal year end is September 30 and the Acquiring Fund’s fiscal year end is December 31. Certain information reflects financial results for a single Fund share outstanding for the period presented. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds, assuming reinvestment of all dividends and distributions. The financial information for the Acquired Fund for the periods shown has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Acquired Fund’s financial statements, is included in the Acquired Fund’s annual report. The financial information for the Acquiring Fund for the periods shown has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Acquiring Fund’s financial statements, is included in the Acquired Fund’s annual report. Each Funds’ annual report is available upon request by calling either Fund at (800) 955-9988.

Acquired Fund

Per share operating performance.

For a capital share outstanding throughout each period.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class S	Sept. 30, 2019	Sept.30, 2018	Sept. 30, 2017	Sept. 30, 2016	Sept. 30, 2015
Net asset value, beginning of period	$12.89	$13.17	$11.94	$11.37	$11.75
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.19	0.20	0.04	0.05	0.00	(b)
Net realized and unrealized gains/(losses) on investments	(1.81)	(0.48)	1.19	0.52	(0.37)
Total from investment operations	(1.62)	(0.28)	1.23	0.57	(0.37)

Less dividends and distributions:
Dividends from net investment income	(0.17)	–	–	–	(0.01)
Total dividends and distributions	(0.17)	–	–	–	(0.01)
Net asset value, end of period	$11.10	$12.89	$13.17	$11.94	$11.37

Total Return	(12.55)%	(2.13)%	10.30%	5.01%	(3.15)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$28,025	$40,096	$45,144	$50,005	$67,201

Ratio of expenses to average net assets
Before expense limitation	1.64%	1.49%	1.57%	1.45%	1.41%
After expense limitation(c)	1.55%	1.49%	1.55%	1.45%	1.41%

Ratio of net investment income/(loss) to average net assets
Before expense limitation	1.58%	1.46%	0.31%	0.45%	0.00	%(d)
After expense limitation(c)	1.67%	1.46%	0.33%	0.45%	0.00	%(d)
Portfolio turnover rate	40%	92%	209%	198%	204%

(a)	Calculated using the average shares method.
(b)	Amount less than $0.005.
(c)	The Fund's operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3 of the financial statements. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.
(d)	Less than 0.005% of average net assets.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class C	Sept. 30, 2019	Sept. 30, 2018	Sept. 30, 2017	Sept. 30, 2016	Sept. 30,2015
Net asset value, beginning of period	$11.28	$11.64	$10.66	$10.27	$10.72
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.06	0.04	(0.07)	(0.09)	(0.12)
Net realized and unrealized gains/(losses) on investments	(1.59)	(0.40)	1.05	0.48	(0.33)
Total from investment operations	(1.53)	(0.36)	0.98	0.39	(0.45)

Less dividends and distributions:
Dividends from net investment income	(0.14)	–	–	–	–
Total dividends and distributions	(0.14)	–	–	–	–
Net asset value, end of period	$9.61	$11.28	$11.64	$10.66	$10.27

Total Return(b)	(13.52)%	(3.09)%	9.19%	3.80%	(4.20)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$708	$1,934	$2,484	$2,941	$3,299
Ratio of expenses to average net assets
Before expense limitation	4.09%	3.29%	3.35%	3.13%	2.96%
After expense limitation(c)	2.56%	2.55%	2.55%	2.55%	2.55%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.91)%	(0.42)%	(1.48)%	(1.40)%	(1.56)%
After expense limitation(c)	0.62%	0.32%	(0.68)%	(0.82)%	(1.15)%
Portfolio turnover rate	40%	92%	209%	198%	204%

(a)	Calculated using the average shares method.
(b)	The total return calculation excludes any sales charges.
(c)	The Fund's operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3 of the financial statements. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A	Sept. 30, 2019	Sept. 30, 2018	Sept. 30, 2017	Sept. 30, 2016	Sept. 30, 2015
Net asset value, beginning of period	$12.63	$12.94	$11.76	$11.24	$11.65
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.17	0.14	0.01	0.05	(0.04)
Net realized and unrealized gains/(losses) on investments	(1.79)	(0.45)	1.17	0.47	(0.37)
Total from investment operations	(1.62)	(0.31)	1.18	0.52	(0.41)

Less dividends and distributions:
Dividends from net investment income	(0.16)	–	–	–	–
Total dividends and distributions	(0.16)	–	–	–	–
Net asset value, end of period	$10.85	$12.63	$12.94	$11.76	$11.24

Total Return(b)	(12.79)%	(2.40)%	10.03%	4.63%	(3.52)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,813	$1,466	$2,276	$2,829	$3,725
Ratio of expenses to average net assets
Before expense limitation	3.15%	2.59%	2.67%	2.43%	2.25%
After expense limitation(c)	1.80%	1.80%	1.80%	1.80%	1.80%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.14%	0.28%	(0.80)%	(0.19)%	(0.77)%
After expense limitation(c)	1.49%	1.07%	0.07%	0.44%	(0.32)%
Portfolio turnover rate	40%	92%	209%	198%	204%

(a)	Calculated using the average shares method.
(b)	The total return calculation excludes any sales charges.
(c)	The Fund's operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3 of the financial statements. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

Acquiring Fund

Per share operating performance.

For a capital share outstanding throughout each period.

INSTITUTIONAL SHARES(a)	Year Ended December 31, 2019	Year Ended December 31, 2018	Period Ended December 31, 2017(b)	Year Ended April 30, 2017		Year Ended April 30, 2016(c)		Year Ended April 30, 2015(c)
Net asset value, beginning of year	$18.35	$21.34	$18.03	$15.90		$21.20		$23.53
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(d)	0.29	0.19	0.10	0.22		0.25		0.24
Net gain/(loss) on securities (both realized and unrealized)	3.84	(2.97)	3.61	2.13		(5.01)		(2.36)

Total from investment operations	4.13	(2.78)	3.71	2.35		(4.76)		(2.12)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.46)	(0.21)	(0.39)	(0.22)		(0.54)		(0.21)
Distributions from return of capital	-	-	(0.01)	-		-		-
Distributions from capital gains	-	-	-	-		-		-
Total distributions	(0.46)	(0.21)	(0.40)	(0.22)		(0.54)		(0.21)
Redemption Fees	-	-	-	-		-		-	(e)
Net asset value, end of year	$22.02	$18.35	$21.34	$18.03		$15.90		$21.20

Total return	22.53%	(13.17)%	20.74%	14.89	%(f)	(22.36	)%(f)	(8.94	)%(f)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$55,619	$41,424	$42,824	$38,737		$44,133		$369,610
Ratio of expenses to average net assets:
Before expense reimbursements	1.12%	1.36%	1.32%	1.76	%(g)	1.28	%(g)	1.20	%(g)
After expense reimbursements	1.01%	1.17%	0.99%	0.99%		1.23%		1.20%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	1.28%	0.73%	0.41%
After expense reimbursements	1.40%	0.92%	0.74%	1.32%		1.36%		1.11%
Portfolio turnover	49%	65%	24%	41%		40%		8%

INVESTOR SHARES(a)	Year Ended December 31, 2019	Year Ended December 31, 2018	Period Ended December 31, 2017(b)	Year Ended April 30, 2017		Year Ended April 30, 2016(c)		Year Ended April 30, 2015(c)
Net asset value, beginning of year	$18.29	$21.30	$18.02	$15.88		$21.16		$23.48
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(d)	0.24	0.11	0.08	0.17		0.19		0.17
Net gain/(loss) on securities (both realized and unrealized)	3.83	(2.94)	3.60	2.13		(4.97)		(2.34)
Total from investment operations	4.07	(2.83)	3.68	2.30		(4.78)		(2.17)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.45)	(0.18)	(0.39)	(0.16)		(0.50)		(0.15)
Distributions from return of capital	-	-	(0.01)	-		-		-
Distributions from capital gains	-	-	-	-		-		-
Total distributions	(0.45)	(0.18)	(0.40)	(0.16)		(0.50)		(0.15)
Redemption Fees	-	-	-	-		-		-	(e)
Net asset value, end of year	$21.91	$18.29	$21.30	$18.02		$15.88		$21.16

Total return	22.25%	(13.41)%	20.53%	14.55	%(f)	(22.51	)%(f)	(9.18	)%(f)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$5,152	$5,904	$3,785	$4,488		$8,488		$31,583
Ratio of expenses to average net assets:
Before expense reimbursements	1.38%	1.56%	1.59%	2.02	%(g)	1.53	%(g)	1.45	%(g)
After expense reimbursements	1.26%	1.38%	1.24%	1.24%		1.48%		1.45%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	1.06%	0.33%	0.23%
After expense reimbursements	1.17%	0.51%	0.58%	1.06%		1.11%		0.75%
Portfolio turnover	49%	65%	24%	41%		40%		8%

(a)	As of July 28, 2017 Class A shares and I shares were renamed to Investor shares and Institutional shares, respectively.
(b)	For the eight month period ended December 31, 2017.
(c)	Audited by other independent registered public accounting firm.
(d)	Calculated based upon average shares outstanding.
(e)	Amount is less than $0.005 per share.
(f)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. For Investor Shares (Formerly Class A Shares), total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.
(g)	During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of February 11, 2020, by and among (i) SCM TRUST, a Massachusetts business trust, on behalf of the Shelton International Select Equity Fund (the “Acquiring Fund”), a series of SCM Trust, (ii) ICON Funds, a Massachusetts business trust (“ICON Funds”), on behalf of the ICON International Fund (the “Acquired Fund”), a series of ICON Funds (SCM Trust and ICON Funds are each sometimes referred to herein as an “Investment Company” and collectively as “Investment Companies,” and the Acquiring Fund and Acquired Fund are sometimes referred to herein, collectively, as the “Funds”), (iii) CCM Partners, LP, a California limited partnership d/b/a Shelton Capital Management (“Shelton Capital Management”), solely with respect to paragraph 7. Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by the Funds, and of and by each Investment Company, as applicable, on behalf of the respective Fund, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

Each Investment Company wishes to effect the reorganization as described in section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will consist of the transfer of all of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for shares of beneficial interest (“shares”) of Investor Class and Institutional Class shares of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities as described herein, and the distribution of Investor Class and Institutional Class Acquiring Fund Shares pro rata to the Acquired Fund’s shareholders in exchange for their corresponding Investor Class and Institutional Class Acquired Fund shares and in complete liquidation of the Acquired Fund, all on the terms and conditions set forth herein (the “Reorganization”).

Each Investment Company’s board of trustees (each a “Board” and collectively the “Boards”) including a majority of its members who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”) (“Non-Interested Persons”) of the Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on each respective Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of each Fund that is a series thereof and, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

The Acquired Fund currently offers three classes of shares, Class A shares, Class C shares and Class S shares (collectively, the “Acquired Fund Shares”). The Acquiring Fund currently offers two classes of shares, Investor Class shares and Institutional Class shares. The rights, powers, privileges, and obligations of the Acquiring Fund Shares will be substantially similar to those of the Acquired Fund Shares. In the Reorganization, Acquired Fund Class A and Class C shares will be exchanged for Acquiring Fund Investor Class shares and Acquired Fund Class S shares will be exchanged for Acquiring Fund Institutional Class shares.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1. PLAN OF REORGANIZATION

1.1 Subject to the requisite approval of the Acquired Fund’s shareholders and the terms and conditions set forth herein, the Acquired Fund shall assign, sell, convey, transfer, and deliver to the Acquiring Fund all of the assets of the Acquired Fund as described in paragraph 1.2 (“Assets”) free and clear of all liens, encumbrances and claims whatsoever. In exchange therefor, the Acquiring Fund shall:

(a) issue and deliver to the Acquired Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) Acquiring Fund Shares of each class corresponding to a class of Acquired Fund Shares determined as set forth in paragraph 2.3, and

(b) assume all liabilities of the Acquired Fund as set forth in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2 The Assets of the Acquired Fund shall consist of all assets and property of every kind and nature — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – the Acquired Fund owns at the Effective Time (as defined in paragraph 3.1) and any deferred and prepaid expenses shown as assets on the Acquired Fund’s books at that time; and the Acquired Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to SCM Trust.

1.3 The Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date (as defined in paragraph 3.1). The Acquiring Fund shall assume all liabilities of the Acquired Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding expenses relating to the Reorganization borne by Shelton Capital Management pursuant to paragraph 7), and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements.

1.4 At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund shall distribute all of the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) on a class-by-class basis to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their corresponding class of Acquired Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by SCM Trust’s transfer agent’s opening accounts on the Acquiring Fund’s shareholder records in the Shareholders’ names and transferring those Acquiring Fund Shares thereto. Each Shareholder’s account shall be credited with the pro rata number of full and fractional Acquiring Fund Shares of the applicable class having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the corresponding class of Acquired Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Acquired Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Acquired Fund’s shareholder records. SCM Trust shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.5 Any transfer taxes payable on the issuance and transfer of the Acquiring Fund Shares in a name other than that of the registered holder on the Acquired Fund’s shareholder records of the Acquired Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.6 Any reporting responsibility of the Acquired Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.7 After the Effective Time, the Acquired Fund shall not conduct any business except in connection with the Acquired Fund’s termination or as otherwise contemplated hereby. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, the Acquired Fund shall terminate.

2. VALUATION

2.1 The value of the Assets of the Acquired Fund to be acquired, and the amount of the Acquired Fund's Liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the scheduled close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the Acquiring Fund’s valuation procedures, and as set forth in the then-current prospectus or statement of additional information of the Acquiring Fund, or such other valuation procedures as shall be mutually agreed upon by the Investment Companies (“Valuation Procedures”).

2.2 The net asset value per share of each class of Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the Valuation Procedures.

2.3 The number of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in the Reorganization shall be determined by dividing the value of the net assets attributable to the corresponding class of Acquired Fund Shares determined using the same Valuation Procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class determined in accordance with paragraph 2.2.

2.4 All computations of value shall be made by Ultimus Fund Solutions in accordance with the regular practices of Ultimus Fund Solutions as fund accountant for the Acquiring Fund, and shall be subject to adjustment by an amount, if any, agreed to by Ultimus Fund Solutions and UMB Fund Services, Inc., the Acquired Fund’s co-administrator.

2.5 ICON Funds and SCM Trust agree to use commercially reasonable efforts to cause their respective administrators and investment advisers to work together to resolve before the Valuation Date any material pricing differences identified between the prices of the Assets determined using the Valuation Procedures as compared to the prices of the Assets determined using the Acquired Fund’s valuation procedures.

2.6 In the event that on the Valuation Date, either: (a) the New York Stock Exchange (“NYSE”) or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3. CLOSING AND EFFECTIVE TIME

3.1 Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on April __, 2020 (the “Closing Date”), or such other date as the Investment Companies, through their duly authorized officers, may mutually agree in writing (“Effective Time”). The Closing shall be held at the offices of SCM Trust at 1875 Lawrence Street, Suite 300, Denver CO 80202 or at such other place as to which the Investment Companies agree.

3.2 ICON Funds shall cause the custodian of the Assets (“Old Custodian”) (a) to make the Acquired Fund’s portfolio securities available to SCM Trust (or to its custodian (“New Custodian”), if SCM Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for the Acquiring Fund’s account, as follows: (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Assets are deposited, in the case of the Acquired Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash. ICON Funds shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (i) stating that pursuant to proper instructions provided to the Old Custodian by ICON Funds, the Old Custodian has delivered all of the Acquired Fund’s portfolio securities, cash, and other Assets to the New Custodian for the Acquiring Fund’s account, and (ii) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets. The New Custodian shall certify to SCM Trust that such information, as reflected on the Acquiring Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.

3.3 With respect to the Acquired Fund, ICON Funds shall deliver, or shall direct its transfer agent to deliver, to SCM Trust at the Closing, an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number and class of full and fractional outstanding Acquired Fund Shares each such Shareholder owns, at the Effective Time, certified by ICON Funds’ Secretary or Assistant Secretary or by its transfer agent, as applicable. SCM Trust shall direct its transfer agent to deliver to ICON Funds at or as soon as reasonably practicable after the Closing, an authorized officer’s certificate as to the opening of accounts on the Acquiring Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to ICON Funds that the Acquiring Fund Shares to be credited to the Acquired Fund at the Effective Time have been credited to the Acquired Fund’s account on those records.

3.4 ICON Funds shall deliver to SCM Trust and to Shelton Capital Management within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares that is being carried on Acquired Fund’s books at an estimated fair market value provided by an authorized pricing vendor for the Acquired Fund.

3.5 At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, opinions, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

4. REPRESENTATIONS AND WARRANTIES

4.1 ICON Funds, on the Acquired Fund’s behalf, represents and warrants to SCM Trust, on the Acquiring Fund’s behalf, as follows:

(a) ICON Funds (1) is a Massachusetts business trust that is duly created, validly existing, and in good standing under the laws of Massachusetts, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) The Acquired Fund is a duly established and designated series of ICON Funds;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of ICON Funds’ Board; and this Agreement constitutes a valid and legally binding obligation of ICON Funds, with respect to the Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, SCM Trust, on the Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) (except securities that are restricted as to resale by their terms);

(e) ICON Funds, with respect to the Acquired Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of ICON Funds’ Amended and Restated Master Trust dated effective as of January 21, 2012, as amended(“ICON Funds Declaration”) or By-Laws, or any material agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which ICON Funds, on the Acquired Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which ICON Funds, on the Acquired Fund’s behalf, is a party or by which it is bound;

(f) At or before the Effective Time, either (1) all material contracts and other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or the Acquiring Fund’s assumption of any Liabilities of the Acquired Fund thereunder will be made, without either Fund incurring any penalty with respect thereto and without diminishing or releasing any rights ICON Funds may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g) Except for the SEC Examination Letter dated November 21, 2019 of ICON Funds, no litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to ICON Funds’ knowledge, threatened against ICON Funds involving the Acquired Fund or any properties or assets attributable or allocable to the Acquired Fund, that, if adversely determined, would materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business; and ICON Funds, on the Acquired Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Acquired Fund’s business or ICON Funds’ ability to consummate the transactions contemplated hereby;

(h) The Acquired Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the period ended September 30, 2019 are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”), and those Statements (copies of which ICON Funds has furnished to SCM Trust), present fairly, in all material respects, the Acquired Fund’s financial condition at the date thereof in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of the Acquired Fund required to be reflected on its balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not reflected therein;

(i) Since September 30, 2019, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date that indebtedness was incurred (except indebtedness incurred in connection with certain investment contracts, including options, futures, forward contracts, and swap agreements); for purposes of this subparagraph, a decline in NAV per Acquired Fund Share due to declines in market values of securities the Acquired Fund holds, the discharge of the Liabilities, or the redemption of the Acquired Fund Shares by shareholders shall not constitute a material adverse change;

(j) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and the Acquired Fund has not at any time since its inception been liable for any material income or excise tax pursuant to section 852 or 4982 of the Code that has not been paid; and to the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax, or penalty has been asserted or threatened against the Acquired Fund;

(k) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund: (i) has qualified or will qualify (in the case of the short taxable year ending on the Closing Date), to be treated as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible (or in the case of the short taxable year ending on the Closing Date, will be eligible) to compute and has computed its federal income tax under section 852 of the Code; (iii) has satisfied (or in the case of the short taxable year ending on the Closing Date will have satisfied) the diversification requirements of Section 851(b)(3) of the Code; and (iv) has been, and will be (in the case of the short taxable year ending on the Closing Date), treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code;

(l) Except as otherwise disclosed in writing to the Acquiring Fund, the Acquired Fund has withheld all material amounts required to have been withheld in respect of its dividends and other distributions; has paid to the proper taxing authority all taxes required to have been withheld and so paid in respect of its dividends and other distributions; and is not currently liable for any material penalties with respect to such reporting and withholding requirements;

(m) The Acquired Fund has not granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, other than waivers, extensions or comparable consents stemming from extensions on the due dates for filing tax returns;

(n) The Acquired Fund does not own any “converted property” (as that term is used in Treasury Regulation section 1.337(d)-7(a)) that is subject to the rules of section 1374 of the Code as a consequence of the application of section 337(d)(1) of the Code and Treasury Regulations thereunder;

(o) Except as otherwise disclosed to the Acquiring Fund, the Acquired Fund has not previously been a party to a transaction that qualified as reorganization under section 368(a) of the Code;

(p) [Reserved.]

(q) All issued and outstanding shares of the Acquired Fund are, and at the Effective Time will be, validly issued, fully paid, and non-assessable by the Acquired Fund; all issued and outstanding shares of the Acquired Fund will, at the Effective Time, be held by the persons and in the amounts set forth on the Acquired Fund’s shareholder records, as provided in paragraph 3.3; and the Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, nor are there outstanding any securities convertible into any Acquired Fund Shares;

(r) The Acquired Fund’s current prospectus and statement of additional information, (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) as supplemented by any supplement thereto dated prior to or at the Effective Time, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(s) The information to be furnished by ICON Funds, with respect to the Acquired Fund, for use in no-action letters, applications for orders, the Registration Statement (as defined in paragraph 4.3(a)), proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and such information furnished by ICON Funds shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of the Registration Statement, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 5.1);

(t) To the personal knowledge of the officers of ICON Funds, during the three (3) years prior to the date of this Agreement the Acquired Fund’s investment operations have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s prospectus, except as previously disclosed in writing to SCM Trust; and

(u) The Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

4.2 SCM Trust, on the Acquiring Fund’s behalf, represents and warrants to ICON Funds, on the Acquired Fund’s behalf, as follows:

(a) SCM Trust (1) is a Massachusetts business trust that is duly created, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) The Acquiring Fund is a duly established and designated series of SCM Trust;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of SCM Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of SCM Trust, with respect to the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) All issued and outstanding shares of the Acquiring Fund are, and at the Effective Time will be, validly issued, fully paid, and non-assessable by SCM Trust; and before the Closing, there will be no (1) options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, or (2) securities convertible into any Acquiring Fund Shares;

(e) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f) SCM Trust, with respect to the Acquiring Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of SCM Trust’s Amended and Restated Declaration of Trust dated October 10, 2011 (“SCM Trust Declaration”) or By Laws, or any Undertaking to which SCM Trust, on the Acquiring Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which SCM Trust, on the Acquiring Fund’s behalf, is a party or by which it is bound;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to SCM Trust’s knowledge, threatened against SCM Trust with respect to the Acquiring Fund or any of its properties or assets attributable or allocable to the Acquiring Fund, that, if adversely determined, would materially and adversely affect SCM Trust’s financial condition or the conduct of its business; and SCM Trust, on the Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects SCM Trust’s business or SCM Trust’s ability to consummate the transactions contemplated hereby;

(h) The Acquiring Fund’s audited Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets at and for the period ended December 31, 2019, are in accordance with GAAP, and those Statements (copies of which SCM Trust has furnished to ICON Funds), present fairly, in all material respects, the Acquiring Fund’s financial condition at the date thereof in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on its balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i) Since December 31, 2019, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date that indebtedness was incurred (except indebtedness incurred in connection with certain investment contracts, including options, futures, forward contracts, and swap agreements); for purposes of this subparagraph, a decline in NAV per Acquiring Fund Share due to declines in market values of securities the Acquiring Fund holds, the discharge of the Acquiring Fund’s liabilities, or the redemption of Acquiring Fund Shares by shareholders shall not constitute a material adverse change;

(j) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and the Acquiring Fund has not at any time since its inception been liable for any material income or excise tax pursuant to section 852 or 4982 of the Code that has not been paid, and to the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax, or penalty has been asserted or threatened against the Acquiring Fund;

(k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund: (i) has qualified or will qualify (in the case of the taxable year that includes the Closing Date) and intends to continue to qualify for taxation as a RIC under the Code; (ii) has been eligible to compute and has computed its federal income tax under section 852 of the Code, and will do so for the taxable year that includes the Closing Date; (iii) has satisfied (or in the case of the taxable year including the Closing Date, will satisfy) the diversification requirements of Section 851(b)(3) of the Code; and (iv) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code;

(l) Except as otherwise disclosed in writing to the Acquired Fund, the Acquiring Fund has withheld all material amounts required to have been withheld in respect of its dividends and other distributions; has paid to the proper taxing authority all taxes required to have been withheld and so paid in respect of its dividends and other distributions; and is not currently liable for any material penalties with respect to such reporting and withholding requirements;

(m) The Acquiring Fund has not granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, other than waivers, extensions or comparable consents stemming from extensions on the due dates for filing tax returns;

(n) The Acquiring Fund does not own any “converted property” (as that term is used in Treasury Regulation section 1.337(d)-7(a)) that is subject to the rules of section 1374 of the Code as a consequence of the application of section 337(d)(1) of the Code and Treasury Regulations thereunder;

(o) Except as otherwise disclosed to the Acquired Fund, the Acquiring Fund has not previously been a party to a transaction that qualified as reorganization under section 368(a) of the Code;

(p) [Reserved.]

(q) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time, have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares and will be fully paid and non-assessable by SCM Trust;

(r) The Acquiring Fund’s current prospectus and statement of additional information, (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) as supplemented by any supplement thereto dated prior to or at the Effective Time, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(s) The information to be furnished by SCM Trust for use in no-action letters, applications for orders, the Registration Statement (as defined in paragraph 4.3(a)), proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and such information furnished by SCM Trust shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading on the effective date of the Registration Statement, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 5.1); and

(t) To the personal knowledge of the officers of SCM Trust, the Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund’s prospectus, except as previously disclosed in writing to ICON Funds.

4.3 Each Investment Company, on its respective Fund’s behalf, represents and warrants to the other Investment Company, on its respective Fund’s behalf, as follows:

(a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, Massachusetts law, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on the respective Fund’s behalf, except for (1) SCM Trust’s filing with the Commission of a combination proxy statement/prospectus on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any amendment thereto (“Registration Statement”), and the effectiveness of the Registration Statement, and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Shareholders at the Shareholders Meeting;

(b) The fair market value of the Acquiring Fund Shares each Shareholder receives will be equal to the fair market value of the corresponding Acquired Fund Shares it actually or constructively surrenders in exchange therefor;

(c) The Shareholders will be responsible for their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and the Liabilities to which the Assets are subject;

(e) None of the compensation received by any Shareholder who or that is an employee of or service provider to the Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares that Shareholder holds; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f) Except as provided for in Section 7, no expenses incurred by the Acquired Fund or on its behalf, in connection with the Reorganization will be paid or assumed by the Acquiring Fund, Shelton Capital Management, or any other third party, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the Acquiring Fund Shares will be transferred to the Acquired Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

5. COVENANTS

5.1 ICON Funds covenants to call a meeting of the Acquired Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to seek approval of the transactions contemplated hereby (“Shareholders Meeting”).

5.2 ICON Funds covenants that it will assist SCM Trust in obtaining information SCM Trust reasonably requests concerning the beneficial ownership of the Acquired Fund Shares, subject to confidentiality agreements between the parties.

5.3 ICON Funds covenants that it will turn over its books and records pertaining to the Acquired Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to SCM Trust at the Closing.

5.4 SCM Trust will prepare and file the Registration Statement with the SEC. ICON Funds covenants to cooperate with SCM Trust with SCM Trust’s preparation of the Registration Statement in compliance with applicable federal and state securities laws.

5.5 Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) SCM Trust, on the Acquiring Fund’s behalf, title to and possession of all the Assets, and (b) ICON Funds, on the Acquired Fund’s behalf, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.6 SCM Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue the Acquiring Fund’s operations after the Effective Time.

5.7 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.8 Each Investment Company will operate its businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include customary dividends and distributions and shareholder purchases and redemptions.

5.9 (a) The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Fund and the Acquired Fund’s Trustees and officers (collectively, “Acquired Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any Acquired Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b) The Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s Trustees and officers (collectively, “Acquiring Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

5.10 The parties intend that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the SCM Trust, ICON Funds, the Acquired Fund, or the Acquiring Fund shall (either before or after the Closing Date) take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Davis Graham & Stubbs LLP to render the tax opinion contemplated in this Agreement. The parties hereto agree to report the Reorganization as a reorganization qualifying under Code Section 368(a).

6. CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in the Acquiring Fund’s name by SCM Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by ICON Funds’ President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

6.3 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by the shareholders of the Acquired Fund at the Shareholders Meeting. The Board of each Investment Company, including a majority of the Non-Interested Persons, shall have determined that participation in the Reorganization is in the best interests of the respective Fund and that the interests of the existing shareholders of the respective Fund will not be diluted as a result of the Reorganization.

6.4 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to SCM Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on any Fund’s assets or properties.

6.5 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby.

6.6 SCM Trust, on behalf of the Acquiring Fund, shall have executed and delivered to ICON Funds an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Liabilities of the Acquired Fund not discharged prior to the Closing Date in accordance with Section 1.3 of this Agreement.

6.7 ICON Funds shall have duly executed and delivered to SCM Trust such bills of sale, assignments, certificates and other instruments of transfer as may be necessary or desirable to transfer all right, title and interest of the Acquired Fund in and to the Assets.

6.8 The Acquiring Fund and the Acquired Fund shall have received an opinion from Davis Graham & Stubbs LLP (“Counsel”), substantially to the effect that, for federal income tax purposes:

(a)	the acquisition by the Acquiring Fund of all of the Assets in exchange solely for the Acquiring Fund Shares and the assumption of the Liabilities by the Acquiring Fund, followed by the distribution of the Acquiring Fund Shares to the Shareholders in exchange for their Acquired Fund Shares in complete liquidation and termination of the Acquired Fund will constitute a reorganization under section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be considered a “party to a reorganization” within the meaning of section 368(b) of the Code;
(b)	no gain or loss will be recognized by the Acquired Fund on the transfer of the Assets in exchange for shares of the Acquiring Fund or the assumption by the Acquiring Fund of the Liabilities, or upon the distribution of the Acquiring Fund Shares to the Shareholders in complete liquidation of the Acquired Fund, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in section 1256(b) of the Code or (2) the transfer of stock in a “passive foreign investment company” as defined in section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Acquired Fund, or (2) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;
(c)	(c) the tax basis of the Assets will be the same to the Acquiring Fund as the tax basis of such Assets to the Acquired Fund immediately prior to the Reorganization, except that the Acquiring Fund’s tax basis will be increased by any gain recognized by the Acquired Fund in the Reorganization, and the holding period of each Asset in the hands of the Acquiring Fund will include the period during which such Asset was held by the Acquired Fund, except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period;
(d)	no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities;
(e)	no gain or loss will be recognized by the Shareholders upon the receipt of the Acquiring Fund Shares by such Shareholders in exchange for their Acquired Fund Shares;
(f)	the aggregate tax basis of the Acquiring Fund Shares, including any fractional shares, received by each Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by such Shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares, including fractional shares, received by each Shareholder will include the period during which the Acquired Fund Shares exchanged were held by such Shareholder, provided such Acquired Fund Shares are held as capital assets at the time of the Reorganization; and
(g)	the Acquiring Fund will succeed to the tax attributes of the Acquired Fund that are described in section 381(c) of the Code, subject to the conditions and limitations specified in sections 381 through 384 of the Code and the regulations thereunder.

No opinion will be expressed as to (1) the effect of the Reorganization on the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code, (2) the effect of the Reorganization on the Acquired Fund or the Acquiring Fund with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction, or (3) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on customary assumptions and upon the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement. The delivery of such opinion is conditioned upon receipt by Counsel of representations it shall request of ICON Funds and SCM Trust.

6.9 The Acquired Fund shall have declared a dividend prior to the Closing, which together with all previous dividends, will have the effect of distributing to the Shareholders all of the Acquired Fund’s investment company taxable income (within the meaning of section 852(b)(2) of the Code, computed without regard to the deduction for dividends paid), if any, plus any excess of its interest excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable year ending on the Closing Date, and all of the Acquired Fund’s net capital gain (as defined in section 1222(11) of the Code) that has not previously been distributed (or deemed distributed), if any, for the avoidance of doubt after reduction for any usable capital loss carryforwards, recognized in all periods up to and including the Closing Date.

6.10 At any time before the Closing, either Investment Company may waive the performance by the other Investment Company of any of the foregoing conditions (except those set forth in paragraphs 6.1, 6.4, 6.6 and 6.8) if, in the judgment of its Board, such waiver will not have a material adverse effect on the respective Fund’s shareholders’ interests.

7. EXPENSES

7.1 Shelton Capital Management shall pay the Reorganization Expenses. The Reorganization Expenses include: (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the Registration Statement, and printing and distributing the Acquiring Fund’s prospectus and the Acquired Fund’s proxy materials; (2) Acquiring Fund transfer agent conversion costs; (3) Acquired Fund transfer agent conversion costs not to exceed $75,000 in total costs in respect of this Reorganization and all other fund reorganizations of ICON Funds series into SCM Trust; and; (4) proxy solicitation costs. The Acquiring Fund shall remain liable for the expenses, as described above, in the event this Agreement is terminated pursuant to Sections 9.1(c) or 9.2 below. Notwithstanding the foregoing, expenses shall be paid by the Acquired Fund directly if and to the extent that the payment thereof by another person would result in the Acquired Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.2. If this Agreement is terminated otherwise than pursuant to Sections 9.1(c) or 9.2, then the Reorganization Expenses described in Section 7.1 shall be paid as follows:

(a) by the breaching Investment Company if terminated by the non-breaching Investment Company pursuant to Section 9.1(a);

(b) by the terminating Investment Company if terminated pursuant to Section 9.1(b) if the condition not being met to its obligations was reasonably under the control of such Investment Company, its Board of Trustees or its current investment adviser; and otherwise as agreed by the parties;

(c) by the terminating Investment Company if terminated pursuant to Section 9.1(d); and

(d) by ICON Funds if terminated pursuant to Section 9.3.

8. ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing, other than those to be performed after the Closing and the indemnification obligations under paragraph 5.9.

9. TERMINATION

This Agreement may be terminated at any time at or before the Closing:

9.1 By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing if not cured within 30 days or, in the sole discretion of the non-breaching Investment Company’s Board, prior to the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) its Board determines that the consummation of the transactions contemplated herein is not in the best interest of the party, and provides notice to the other party hereto; or

9.2 By the mutual agreement of the Investment Companies.

9.3 By either Investment Company, in the event that the Acquired Fund does not receive the requisite shareholder approval of the Reorganization.

Other than as provided in Section 7.2, in the event of termination under paragraphs 9.1(b), (c) or (d), neither Investment Company (nor its trustees, directors, officers, shareholders, agents or employees) shall have any liability to the other Investment Company.

10. AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding the Shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests. No subsequent amendments, modifications, or supplements to this Agreement will alter the obligations of the parties with respect to paragraph 7 without their express agreement thereto.

11. SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

12. MISCELLANEOUS

12.1 This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

12.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than SCM Trust, on the Acquiring Fund’s behalf, or ICON Funds, on the Acquired Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

12.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, agents or employees or series other than the respective Fund but are only binding on and enforceable against its property attributable to and held for the benefit of the respective Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims under this Agreement on its or the respective Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, shareholders, agents or employees.

12.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

13. CONFIDENTIALITY

Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

SCM TRUST, on behalf of the Shelton International Select Equity Fund

By:
Name:	Stephen C. Rogers
Title:	Chairman and President

ICON Funds on behalf of the ICON International Equity Fund

By:
Name:	Craig T. Callahan
Title:	Chairman

Solely for purposes of paragraph 7,

CCM PARTNERS, LP d/b/a SHELTON CAPITAL MANAGEMENT

By:
Name:	Stephen C. Rogers
Title:	Chief Executive Officer

PART B

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE ACQUISITION OF ASSETS OF THE

ICON International Equity Fund

a series of ICON Funds

5299 DTC Blvd, Suite 1200

Greenwood Village, CO 80111

BY AND IN EXCHANGE FOR

Investor Class and institutional class SHARES OF THE

Shelton International Select Equity Fund

a series of SCM Trust

1875 Lawrence Street, Suite 300

Denver, CO 80202-1805

1 (800) 955-9988

April 29, 2020

This Statement of Additional Information (“SAI”), relates specifically to the shares of Shelton International Select Equity Fund (the “Acquiring Fund”) to be issued pursuant to an Agreement and Plan of Reorganization, dated February 11, 2020, whereby the ICON International Equity Fund (the “Acquired Fund”), will merge with and into the Acquiring Fund. This SAI does not constitute a prospectus. This SAI does not contain all the information that a Shareholder should consider before voting on the proposal contained in the combined Prospectus/Proxy Statement, and, therefore, should be read in conjunction with the related combined Prospectus/Proxy Statement dated April 29, 2020. A copy of the combined Prospectus/Proxy Statement may be obtained without charge by calling 1 (800) 955-9988. Please retain this document for future reference.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED April 29, 2020

The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

I.	General Information	45
II.	Pro Forma Financial Information	46

I. General Information

This SAI relates to the proposed reorganization of the ICON International Equity Fund (the “Acquired Fund”), a series of ICON Funds (“ICON Funds”), into the Shelton International Select Equity Fund (the “Acquiring Fund”), a series of SCM Trust (the “Reorganization”). The Acquired Fund and the Acquiring Fund are collectively referred to herein as the “Funds.”

Further information about each of the Acquired Fund and the Acquiring Fund is contained in and incorporated by reference to the Acquired Fund’s Statement of Additional Information dated January 24, 2020, and to the Acquiring Fund’s Statement of Additional Information dated May 1, 2019, respectively, as each may be amended and/or supplemented from time to time. Management’s discussion of fund performance, audited financial statements and related report of the independent registered public accounting firm for each of the Acquired Fund and the Acquiring Fund is contained in the Acquired Fund’s Annual Report for the fiscal year ended September 30, 2019 and the Acquiring Fund’s Annual Report for the fiscal year ended December 31, 2019 and are incorporated in this Statement of Additional Information by reference. No other parts of the Acquired Fund’s or Acquiring Fund’s Annual Report are incorporated by reference in this Statement of Additional Information.

This Merger SAI contains information which may be of interest to shareholders of the Acquired Fund but which is not included in the Combined Prospectus/Proxy Statement dated April 29, 2020 which relates to the Reorganization. As described in the Combined Prospectus/Proxy Statement, the Reorganization involves: (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for (a) shares of each class of the Acquiring Fund corresponding to an outstanding class of shares of the Acquired Fund with an aggregate net asset value equal to the aggregate net asset value of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of each class of the Acquiring Fund corresponding to an outstanding class of shares of the Acquired Fund in proportion to the shareholders’ respective holdings of shares of the corresponding class of the Acquired Fund. This Merger SAI is not a prospectus and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Funds at 1875 Lawrence Street, Suite 300, Denver, CO 80202-1805, or by calling toll-free 1 (800) 955-9988.

This Merger SAI consists of the following documents, each of which is incorporated by reference herein, as well as the pro forma financial information set forth below:

•	Prospectus of the Acquired Fund dated January 24, 2020 (File Nos. 333-14927; 811-7883)( SEC Accession No. 0001387131-20-000496);

•	Prospectus of the Acquiring Fund dated May 1, 2019, as supplemented, filed on May 30, 2019 (File Nos. 333-176060; 811-05617) (SEC Accession No. 0001398344-19-007364).

•	Statement of Additional Information of the Acquired Fund dated January 24, 2020 (File Nos. 333-14927; 811-7883)( SEC Accession No. 0001387131-20-000496).

•	Statement of Additional Information of the Acquiring Fund dated May 1, 2019 (File Nos. 333-176060; 811-05617) (SEC Accession No. 0001398344-19-007364).

•	Annual Report to Shareholders of the Acquired Fund for the fiscal year ended September 30, 2019, filed on December 4, 2019 (File Nos. 333-14927; 811-7883) (SEC Accession No. 0001387131-19-009337).

•	Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended December 31, 2019, filed March 3, 2020 (File Nos. 333-176060; 811-05617) (SEC Accession No. 0001398344-20-005016).

II. Pro Forma Financial Information

Set forth below is pro forma financial information demonstrating the effect of the Reorganization on the Funds.

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquired Fund and the Acquiring Fund, each as identified below for the 12-month period ended December 31, 2019. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of each Fund, which are available in each Funds’ Annual and Semi-Annual Reports to Shareholders.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1 – Reorganization

The unaudited pro forma information has been prepared to give effect to the Reorganization, as of the period indicated below.

Schedule of Investments as of December 31, 2019 (unaudited)

	Icon International		Shelton International		Shelton International
	Equity Fund		Select Equity Fund		Select Equity Fund#
Security Description	Shares/Principal	Value	Shares/Principal	Value	Shares/Principal	Value
Common Stock

Brazil
BR Malls Participacoes SA	300,000	$1,335,670	—	$—	300,000	$1,335,670
Iguatemi Empresa de Shopping Centers SA	100,000	1,326,472	—	—	100,000	1,326,472
Raia Drogasil SA (ADR)	33,000	775,830	—	—	33,000	775,830
	—	3,437,972				3,437,972
Belgium
KBC Group NV	—	—	21,280	1,601,850	21,280	1,601,850

Canada	—	—	—	—
CAE Inc	—	—	65,490	1,736,299	65,490	1,736,299
Constellation Software Inc	—	—	981	954,076	981	954,076
Element Fleet Management Corp	—	—	222,888	1,906,172	222,888	1,906,172
Open Text Corp	6,000	264,387	—	—	6,000	264,387
Toronto-Dominion Bank	6,100	342,122	—	—	6,100	342,122
Total Canada		606,509		4,596,547		5,203,056

China
Agricultural Bank of China Ltd - Class H	500,000	220,081	—	—	500,000	220,081
Alibaba Group Holding Ltd (ADR)*	1,500	318,150	4,775	1,012,778	6,275	1,330,928
Bank of China Ltd - Class H	1,060,000	453,127	—	—	1,060,000	453,127
China Conch Venture Holdings Ltd	50,000	218,096	—	—	50,000	218,096
Ping An Insurance Group Co of China Ltd	—	—	123,600	1,460,967	123,600	1,460,967
Tencent Holdings Ltd	7,000	337,233	—	—	7,000	337,233
Total China		1,546,687		2,473,745		4,020,432

Colombia
Bancolombia SA	—	—	32,270	1,768,073	32,270	1,768,073

Denmark	—	—
Ambu A/S	—	—	47,730	800,877	47,730	800,877

Finland	—	—
Nokia Oyj	—	—	354,418	1,314,891	354,418	1,314,891

France
Airbus SE	3,500	513,681	—	—	3,500	513,681
AXA SA	23,200	655,548	—	—	23,200	655,548
BNP Paribas SA	—	—	22,498	1,334,170	22,498	1,334,170
Danone SA	6,900	573,020	—	—	6,900	573,020
Engie SA	17,000	275,373	—	—	17,000	275,373
L'Oreal SA	—	—	5,109	1,514,002	5,109	1,514,002
Rubis SCA	4,000	246,145	—	—	4,000	246,145
Safran SA	—	—	8,550	1,321,080	8,550	1,321,080
Thales SA	—	—	13,260	1,377,101	13,260	1,377,101
TOTAL SA	13,800	765,773	20,071	1,108,462	33,871	1,874,235
Valeo SA	—	—	38,900	1,371,526	38,900	1,371,526
Veolia Environnement SA	10,500	279,389	—	—	10,500	279,389
Total France		3,308,929		8,026,341		11,335,270

Germany
Allianz SE	4,500	1,102,630	—	—	4,500	1,102,630
adidas AG	—	—	4,305	1,400,420	4,305	1,400,420
BASF SE	5,000	376,685	—	—	5,000	376,685
Beiersdorf AG	—	—	11,730	1,404,253	11,730	1,404,253
Covestro AG(a)	4,500	209,386	—	—	4,500	209,386
E.ON SE	34,000	363,355	—	—	34,000	363,355
MTU Aero Engines AG	—	—	5,010	1,431,801	5,010	1,431,801
Total Germany		2,052,056		4,236,474		6,288,530

Great Britain
Ashtead Group PLC	24,100	770,596	—	—	24,100	770,596
Aviva PLC	78,835	437,580	—	—	78,835	437,580
DS Smith PLC	117,300	596,607	—	—	117,300	596,607
GlaxoSmithKline PLC	9,400	220,874	—	—	9,400	220,874
HSBC Holdings PLC	35,482	277,771	—	—	35,482	277,771
Intertek Group PLC	—	—	23,870	1,850,509	23,870	1,850,509
M&G PLC	8,200	25,764
National Grid PLC	31,800	397,413	—	—	31,800	397,413
Prudential PLC	8,200	157,118	—	—	8,200	157,118
Royal Dutch Shell PLC - Class B	27,000	801,465	—	—	27,000	801,465
Tyman PLC	90,264	324,618	—	—	90,264	324,618
Unilever NV	—	—	23,736	1,363,871	23,736	1,363,871
Total Great Britain		4,009,806		3,214,380		7,224,186

Hong Kong
China Mobile Ltd	18,000	152,097	—	—	18,000	152,097
CK Infrastructure Holdings Ltd	74,000	526,635	—	—	74,000	526,635
Kunlun Energy Co Ltd	314,000	277,400	—	—	314,000	277,400
Techtronic Industries Co Ltd	—	—	204,500	1,667,904	204,500	1,667,904
AIA Group Ltd	—	—	241,300	2,533,220	241,300	2,533,220
Total Hong Kong		956,132		4,201,124		5,157,256

Hungary
MOL Hungarian Oil & Gas PLC	31,600	314,992	—	—	31,600	314,992
OTP Bank Nyrt	8,000	418,880	—	—	8,000	418,880
Total Hungary		733,872		—		733,872

Indonesia
Bank Rakyat Indonesia Persero Tbk PT	—	—	6,912,050	2,190,745	6,912,050	2,190,745

Ireland
CRH PLC	—	—	49,521	1,982,801	49,521	1,982,801

Italy
Assicurazioni Generali SpA	28,300	584,250	—	—	28,300	584,250
Enel SpA	101,600	807,096	—	—	101,600	807,096
Eni SpA	21,000	326,157	—	—	21,000	326,157
UniCredit SpA	43,584	637,069	—	—	43,584	637,069
Total Italy		2,354,572		—		2,354,572

Japan
Daikin Industries Ltd	—	—	8,800	1,251,070	8,800	1,251,070
Daiwa House Industry Co Ltd	14,000	433,396	—	—	14,000	433,396
Electric Power Development Co Ltd	12,200	296,126	—	—	12,200	296,126
ITOCHU Corp	—	—	85,300	1,989,352	85,300	1,989,352
Kansai Electric Power Co Inc	24,000	278,035	24,000	278,035
Komatsu Ltd	—	—	41,100	999,183	41,100	999,183
Nomura Research Institute Ltd	—	—	61,400	1,320,940	61,400	1,320,940
Oji Holdings Corp	71,000	383,967	—	—	71,000	383,967
Rengo Co Ltd	55,000	419,022	—	—	55,000	419,022
Santen Pharmaceutical Co Ltd	—	—	59,500	1,142,093	59,500	1,142,093
Shin-Etsu Chemical Co Ltd	4,400	483,882	—	—	4,400	483,882
SoftBank Group Corp	18,400	798,874	—	—	18,400	798,874
Sumitomo Chemical Co Ltd	26,000	118,055	—	—	26,000	118,055
Takeda Pharmaceutical Co Ltd	3,400	134,478	—	—	3,400	134,478
Total Japan		3,345,835		6,702,638		10,048,473

Mexico
Grupo Financiero Banorte SAB de CV - Class O	25,591	142,874	—	—	25,591	142,874
Regional SAB de CV	66,000	370,012	—	—	66,000	370,012
Total Mexico		512,886		—		512,886

Netherlands
ABN AMRO Bank NV	7,200	131,230	—	—	7,200	131,230
ASML Holding NV	—	—	7,974	2,359,826	7,974	2,359,826
ING Groep NV	19,600	235,640	—	—	19,600	235,640
NN Group NV	6,351	241,484	—	—	6,351	241,484
Total Netherlands		608,354		2,359,826		2,968,180

Norway
Aker BP ASA	—	—	51,506	1,688,087	51,506	1,688,087
DNB ASA	7,700	144,089	—	—	7,700	144,089
DNO ASA	88,000	116,064	—	—	88,000	116,064
Total Norway		260,153		1,688,087		1,948,240

Philippines
Aboitiz Power Corp	290,000	195,834	—	—	290,000	195,834

Russia
Gazprom PJSC (ADR)	33,000	271,524	—	—	33,000	271,524
Rosneft Oil Co PJSC (GDR)	75,700	545,646	—	—	75,700	545,646
Sberbank of Russia PJSC (ADR)	42,000	688,800	—	—	42,000	688,800
Yandex NV - Class A*	4,800	208,752	—	—	4,800	208,752
Total Russia		1,714,722		—		1,714,722

Singapore
DBS Group Holdings Ltd	—	—	113,850	2,191,230	113,850	2,191,230
Oversea-Chinese Banking Corp Ltd	48,000	392,667	—	—	48,000	392,667
Total Singapore		392,667		2,191,230		2,583,897

South Korea
KB Financial Group Inc	2,700	111,234	—	—	2,700	111,234

Spain
Banco Santander SA	115,000	482,168	—	—	115,000	482,168
Iberdrola SA	22,306	229,877	—	—	22,306	229,877
Masmovil Ibercom SA*	30,600	699,320	—	—	30,600	699,320
Total Spain		1,411,365				1,411,365

Switzerland
dormakaba Holding AG	—	—	1,621	1,159,232	1,621	1,159,232
Givaudan SA	—	—	472	1,477,391	472	1,477,391
Nestle SA	—	—	14,424	1,561,542	14,424	1,561,542
Roche Holding AG	3,000	975,008	—	—	3,000	975,008
Total Switzerland		975,008		4,198,165		5,173,173

Taiwan
Taiwan Semiconductor Manufacturing Co Ltd	—	—	43,690	2,538,389	43,690	2,538,389

Thailand
Bangkok Bank PCL	—	—	364,800	1,942,515	364,800	1,942,515
Indorama Ventures PCL	100,000	116,548	—	—	100,000	116,548
PTT Global Chemical PCL	100,000	190,009	—	—	100,000	190,009
Total Thailand		306,557		1,942,515		2,249,072

United States
Alexion Pharmaceuticals Inc*	2,800	302,820	—	—	2,800	302,820
Anthem Inc	1,000	302,030	—	—	1,000	302,030
Cigna Corp	1,700	347,633	—	—	1,700	347,633
Merck & Co Inc	7,100	645,745	—	—	7,100	645,745
UnitedHealth Group Inc	1,100	323,378	—	—	1,100	323,378
Total United States		1,921,606		—		1,921,606
Total Common Stock		30,762,756		58,028,698		88,791,454

United States Treasury Bills
0%; 1/21/20	$—	—	$3,300,000	3,297,440	$3,300,000	3,297,440

Preferred Stocks
Brazil
Banco do Estado do Rio Grande do Sul SA –
Class B	65,000	349,989	$—	—	65,000	349,989

Exchange Traded Funds
United States
iShares® MSCI Brazil ETF	15,204	721,430	—	—	15,204	721,430
Total Investments		$31,834,175		$61,326,138		$93,160,313

#	The investments held by each Acquired Fund as of December 31, 2019 fall within the investment restrictions and investment guidelines of the corresponding Acquiring Fund, and therefore sales of portfolio securities in connection with the Reorganization are not anticipated. Changes in portfolio investments may occur in the ordinary course of investing and in accordance with the each Acquired Fund’s investment strategies and limitations, and in light of market developments.

*	Non-income producing security
(a)	Security was purchased pursuant to Rule 144A or Section 4(a)(2) under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of December 31, 2019, these securities had a total aggregate market value of $209,386.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

Statement of Assets and Liabilities as of December 31, 2019 (unaudited)

	ICON International	Shelton International	Pro Forma		Shelton International
	Equity Fund	Select Equity Fund	Adjustments		Select Equity Fund
Assets

Investments, at cost	$32,160,804	$52,493,149	$—		$84,653,953
Investments, at value	31,834,175	61,326,138	—		93,160,313
Cash and cash equivalents	317,476	66,734	—		384,210
Foreign currency, at value (Cost $289)	292	—	292
Receivables:
Fund shares sold	939	57,833	—		58,772
Expense reimbursements due from Adviser	20,000	832	—		20,832
Interest	66	—	—		66
Dividends	17,197	27,722	—		44,919
Foreign tax reclaims	32,546	267,821	—		300,367
Other assets	14,533	—	—		14,533
Total assets	32,237,224	61,747,080	—		93,984,304

Liabilities
Payables:
Collateral received on securities loaned	—	—	—
Fund shares redeemed	757	685,654	—		686,411
Advisory fees	26,596	39,267	—		65,863
Transfer agent fees	11,388	3,485	—		14,873
Fund accounting fees	24,464	6,432	—		30,896
Legal fees	241	—	—		241
Trustee fees and expenses	1,082	139	—		1,221
Administration fees	1,333	5,306	—		6,639
Distributions	—	33,013	—		33,013
Securities purchased	—	140,673	—		140,673
Accrued 12b-1 fees	993	3,463	—		4,456
Accrued audit fees	3,474	14,377	—		17,851
Accrued CCO fees	—	24,756	—		24,756
Accrued custody fees	6,069	11,748	—		17,817
Accrued printing fees	5,356	3,678	—		9,034
Accrued registration fees	—	2,923	—		2,923
Accrued shareholder servicing fees	—	252	—		252
Accrued expenses	7,694	530	—		8,224
Total liabilities	89,447	975,696	—		1,065,143

Net Assets	$32,147,777	$60,771,384	$—		$92,919,161

Net Assets Consist of:
Paid-in Capital	43,771,357	104,319,363	—		148,090,720
Distributable earnings/(loss)	(11,623,580)	(43,547,979)	—		(55,171,559)
Net Assets	$32,147,777	$60,771,384	$—		$92,919,161

Net Assets
Institutional Shares (Class S)	$29,531,383	$55,619,176	$—		$85,150,559
Investor Shares (Class A)	$1,893,739	$5,152,208	$722,655		$7,768,602
Investor Shares (Class C)	$722,655	$—	$(722,655)		N/A

Shares Outstanding
Institutional Shares (Class S)	2,458,383	2,525,623	(1,117,041	)(a)	3,866,965
Investor Shares (Class A)	161,348	235,201	(41,980	)(a)	354,569
Investor Shares (Class C)	69,672	—	(69,672	)(a)	N/A

Net Asset Value Per Share
Institutional Shares (Class S)	$12.01	$22.02			$22.02
Investor Shares (Class A)	$11.74	$21.91			$21.91
Investor Shares (Class C)	$10.37	$—			N/A

(a)	Reflects adjustment of shares as a result of the reorganization.

Statement of Operations for the period ending December 31, 2019 (unaudited)

	ICON International	Shelton International	Pro Forma		Shelton International
	Equity Fund(a)	Select Equity Fund	Adjustments		Select Equity Fund
Investment Income
Interest	$75	$68,028	$—		$68,103
Dividends	99,529	1,360,791	—		1,460,320
Income from securities lending, net	439	—	—		439
Other Income	—	66			66
Total investment income	100,043	1,428,885	—		1,528,928

Expenses
Advisory fees	78,356	431,713	177,533	(b)	687,602
Administration fees	3,928	58,340	30,651	(b)	92,919
Transfer agent fees	13,923	16,288	(10,138	)(c)	20,073
Distribution fees:
Class C	1,174	—	(1,174	)(c)	—
Class A	1,799	—	(1,799	)(c)	—
Registration fees	10,342	15,978	(17,118	)(c)	9,202
Audit and tax service expense	6,074	24,320	(15,588	)(c)	14,806
Legal fees	864	3,831	(659	)(c)	4,036
Fund accounting fees	12,767	32,236	(10,262	)(c)	34,741
CCO fees	—	9,710	341	(b)	10,051
Trustee fees and expenses	2,620	5,608	(4,657	)(c)	3,571
Insurance expense	952	3,547	(251	)(c)	4,248
Custody fees	4,830	34,602	(18,876	)(c)	20,556
Printing fees	2,307	17,778	(3,130	)(c)	16,955
Interest expense	510	—	—		510
12b-1 fees Investor Shares	—	14,232	5190	(a)	19,422
Other expenses	4,618	—	—		4,618
Total expenses before expense reimbursement	145,064	668,183	130,063		943,310
Expense reimbursement by Adviser due
to expense limitation agreement	(19,892)	(66,303)	62,785	(d)	(23,410)
Net Expenses	125,172	601,880	192,848		919,900

Net Investment Income/(Loss)	$(25,129)	$827,005	$(192,848)		$609,028

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on investments and
foreign currency translations	$(304,656)	$2,568,377	$—		$2,263,721
Change in unrealized net appreciation/(depreciation)
on investments and foreign currency	3,307,132	7,543,988	—		10,851,120
Change in unrealized net appreciation/(depreciation)
on capital gains tax	1,053	—	—		1,053
Net realized and unrealized gain/(loss)	3,003,529	10,112,365	—		13,115,894

Net Increase/(Decrease) in Net Assets
Resulting from Operations	$2,978,400	$10,939,370	$(192,848)		$13,724,922

(a)	Income and expense values are as of December 31, 2019 and do not reflect a full fiscal year.
(b)	Reflects an anticipated expense increase as a result of the Reorganization and the increased net assets thereafter.
(c)	Reflects an anticipated expense decrease as a result of the Reorganization and the increased net assets thereafter.
(d)	The adjustment is based on the current expense limitation agreement for the surviving fund.

Basis of Pro Forma

The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the Reorganization. The Acquired Fund is a series of a registered open-end management investment company that issues its shares in separate series. The Reorganization will be accomplished by the acquisition of all of the assets of the Acquired Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Acquired Fund’s shareholders in complete liquidation of the Acquired Fund.

Under accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving entity, the Acquiring Fund, and the results of operations of the Acquiring Fund for pre-Reorganization periods will not be restated. All securities held by the Acquired Fund comply with investment objectives, strategies and restrictions of the Acquiring Fund at period ended December 31, 2019.

It is anticipated that no significant accounting policies will change as a result of the Reorganization, specifically policies regarding securities valuation or compliance with Subchapter M of the Code.

Use of Estimates in Preparation of Pro Forma Financial Statements

Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income and expenses to prepare these pro forma financial statements in conformity with accounting principles generally accepted in the United States of America.  Actual results could differ from these estimates.

Capital Shares

The unaudited pro forma net asset value per share assumes additional shares of the Acquiring Fund issued in connection with the proposed acquisition of the Acquired Fund as of December 31, 2019. The number of additional shares issued was calculated by dividing the net assets of each class of Acquired Fund by the respective net asset value per share of the corresponding class of Acquiring Fund.

Investment Valuation

Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (“Other Market Information”). Equity securities listed on a national or international exchange are valued at the last reported sales price. Futures contracts are valued at the settle price, depending on the exchange the contract trades on, typically as of 4:15 p.m., Eastern Time. Municipal securities are valued by an independent pricing service at a price determined by a matrix pricing method. This technique generally considers such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. U.S. government securities for which market quotations are readily available are valued at the mean between the closing bid and asked prices provided by an independent pricing service. U.S. agency securities consisting of mortgage pass-through certificates are valued using dealer quotations provided by an independent pricing service. U.S. Treasury Bills are valued at amortized cost which approximates market value. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis as reflecting fair value.

Securities for which market quotes are not readily available from the Trust’s third-party pricing service are valued at fair value, determined in good faith and in accordance with procedures adopted by the Board of Trustees. The Board has delegated to the Advisor’s Pricing Committee the responsibility for determining the fair value, subject to the Board oversight and the review of the pricing decisions at its quarterly meetings.

Income Taxes

The Acquired Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. After the Reorganization, the Acquiring Fund intends to continue to qualify as a regulated investment company by complying with the requirements for qualification and treatment as a regulated investment company under Subchapter M of the Code, including by distributing to shareholders each year substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), net realized capital gain and net tax-exempt income, if any.

As of December 31, 2019 the Acquired Fund and Acquiring Fund had $10,956,716 and $51,542,368, respectively, available to carryforward and offset future net realized capital gains.

Accounting Survivor

The Shelton International Select Equity Fund will be the accounting and performance survivor. The Acquiring Fund will have the same or similar portfolio management team, investment strategies, investment objectives, expense structure, and policies/restrictions of the Acquired Fund.

Reorganization Expenses

Shelton Capital Management will bear the costs relating to the Reorganization as set forth in the Plan, including transfer agent conversion costs up to $75,000 for all Reorganizations in the aggregate. Because it is anticipated that such transfer agent conversion costs will be less than $75,000, it is not anticipated that the Funds will bear any costs relating to the Reorganization.

PART C

OTHER INFORMATION

Item 15. Indemnification

No change from the information set forth in Item 30 of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of SCM Trust, as filed on November 21, 2019, which information is incorporated herein by reference (Accession No. 0001398344-19-02069).

Item 16. Exhibits

(1)(a)	Amended and Restated Agreement and Declaration of Trust dated September 21, 2011.

(1)(b)	Amendment No. 1 dated April 22, 2016 to the Amended and Restated Agreement and Declaration of Trust dated October 11, 2011, to be filed by subsequent amendment.

(1)(c)	Amendment No. 2 dated February 14, 2019 to the Amended and Restated Agreement and Declaration of Trust dated October 11, 2011, to be filed by subsequent amendment.

(2)(a)	Amended and Restated By-Laws dated June 12, 2011.

(2)(b)	Form of Amendment No. 1 to Amended and Restated By-Laws of the Registrant dated June 12, 2011, to be filed by subsequent amendment.

(3)	Inapplicable.

(4)	Form of Agreement and Plan of Reorganization (incorporated herein by reference to Appendix A of this filing).

(5)	Instruments defining rights of security holders. Reference is made to Article V of the Amended and Restated Declaration of Trust dated September 21, 2011, which is incorporated by reference to Exhibits (1) hereto, and to Article III of the Amended and Restated By-Laws dated June 12, 2011, which are incorporated by reference as Exhibit (2) hereto.

(6)(a)	Investment Advisory Agreement between SCM Trust and CCM Partners, LP d/b/a Shelton Capital Management, dated October 11, 2016.

(6)(b)	Amendment No. 1 dated May 9, 2019 to the Investment Advisory Agreement between SCM Trust and CCM Partners, LP d/b/a Shelton Capital Management, dated October 11, 2016, to be filed by subsequent amendment.

(6)(c)	Form of Investment Advisory Agreement between CCM Partners, LP d/b/a Shelton Capital Management, and SCM Trust with respect to the ICON-Branded Funds.

(6)(d)	Form of Investment Advisory Agreement between CCM Partners, LP d/b/a Shelton Capital Management, and SCM Trust with respect to the Shelton Emerging Markets Fund.

(6)(e)	Form of Investment Sub-Advisory Agreement between ICON Advisers, Inc. CCM Partners, LP d/b/a Shelton Capital Management, and SCM Trust with respect to the ICON-Branded Funds.

(7)(a)	Amended and Restated Distribution Agreement between SCM Trust and RFS Partners, LP, dated February 8, 2018.

(7)(b)	Form of Amendment No.1 to the Amended and Restated Distribution Agreement between SCM Trust and RFS Partners, LP, dated February 8, 2018 with respect to the ICON-Branded Funds and the Shelton Emerging Markets Fund, to be filed by subsequent amendment.

(7)(c)	Amended and Restated Distribution and Services Plan dated February 8, 2018, to be filed by subsequent amendment.

(7)(d)	Form of Amendment No. 1 to Amended and Restated Distribution and Services Plan dated February 8, 2018 with respect to the ICON-Branded Funds and the Shelton Emerging Markets Fund, to be filed by subsequent amendment.

(8)	Inapplicable.

(9)(a)	Custodian Agreement between Shelton Greater China Fund and U.S Bank National Association dated May 17, 2013.

(9)(b)	First Amendment to Custody Agreement dated August 19, 2016.

(9)(c)	Second Amendment to Custody Agreement dated December 12, 2017.

(10)(a)	Rule 12b-1 Share Marketing Plan, to be filed by subsequent amendment.

(10)(b)	Form of Amendment No. 1 to Rule 12b-1 Share Marketing Plan with respect to the ICON-Branded Funds and the Shelton Emerging Markets Fund, to be filed by subsequent amendment.

(10)(c)	Rule 18f-3 Plan dated July 28, 2017.

(10)(d)	Form of Amendment to Rule 18f-3 Plan dated July 28, 2017 with respect to the ICON-Branded Funds and the Shelton Emerging Markets Fund, to be filed by subsequent amendment.

(11)	Opinion of Counsel as to the legality of securities being offered.

(12)	Form of Opinion of Counsel as to Tax Matters.

(13)(a)	Restated Fund Services Agreement between Shelton Greater China Fund (n/k/a SCM Trust), and CCM Partners, LP d/b/a Shelton Capital Management dated September 22, 2011, to be filed by subsequent amendment.

(13)(b)	Form of Amendment No. 1 to the Restated Fund Services Agreement dated September 22, 2011 with respect to the ICON-Branded Funds and the Shelton Emerging Markets Fund, to be filed by subsequent amendment

(13)(c)	Amended and Restated Fund Administration Servicing Agreement between Shelton Funds, SCM Trust, and Gemini Fund Services, LLC dated September 1, 2019.

(13)(d)	Expense Limitation Letter dated May 1, 2019 between CCM Partners, LP d/b/a Shelton Capital Management, and SCM Trust.

(13)(e)	Form of Expense Limitation Letter between CCM Partners, LP d/b/a Shelton Capital Management, and SCM Trust, with respect to the ICON-Branded Funds and the Shelton Emerging Markets Fund, to be filed by subsequent amendment.

(14)(a)	Consent of Tait, Weller & Baker, LLP, filed herewith.

(14)(b)	Consent of Cohen & Company, Ltd., filed herewith.

(15)	Inapplicable.

(16)	Powers of Attorney.

(17)	Inapplicable.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file in a post-effective amendment to this registration statement a final tax opinion promptly subsequent to the closing of the transaction.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Denver, and the State of Colorado, on the 24th day of April, 2020.

SCM Trust

(Registrant)

SCM Trust

By /s/ Stephen C. Rogers
Stephen C. Rogers, President

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Stephen C. Rogers*	Chairman of the Board, Trustee and Principal Executive Officer	April 24, 2020
Stephen C. Rogers

/s/ Kevin T. Kogler*	Trustee	April 24, 2020
Kevin T. Kogler

/s/ Marco Quazzo*	Trustee	April 24, 2020
Marco Quazzo

/s/ Stephen H. Sutro*	Trustee	April 24, 2020
Stephen H. Sutro

/s/ William P. Mock*	Principal Financial and Accounting Officer	April 24, 2020
William P. Mock

*	Signed by Stephen C. Rogers pursuant to Powers of Attorney dated February 12-13, 2020.

Index of Exhibits

(14)(a)	Consent of Tait, Weller & Baker, LLP.

(14)(b)	Consent of Cohen & Company, Ltd.